As filed with the Securities and Exchange Commission on 3/1/2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Annual Report

December 31, 2016

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended December 31, 2016:

Funds	Inception Dates	NAV @ 12/31/16	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/16	Five Year Average Annualized Return Ended 12/31/16	Ten Year Average Annualized Return Ended 12/31/16	Avg. Annual Total Return Since Incept.
LKCM Equity Fund -
Institutional Class	1/3/96	$22.42	0.80%	0.93%	11.66%	11.63%	7.32%	8.06%
S&P 500® Index[1]					11.96%	14.66%	6.95%	8.32%
LKCM Small Cap Equity Fund -
Institutional Class	7/14/94	$18.82	N/A	0.97%	9.27%	8.19%	5.13%	10.18%
Russell 2000® Index[2]					21.31%	14.46%	7.07%	9.38%
LKCM Small Cap Equity Fund -
Adviser Class	6/5/03	$17.76	N/A	1.22%	8.99%	7.92%	4.86%	8.74%
Russell 2000® Index[2]					21.31%	14.46%	7.07%	9.81%
LKCM Small-Mid Cap Equity Fund -
Institutional Class	5/2/11	$9.56	1.00%	1.14%	1.17%	6.90%	N/A	3.82%
Russell 2500® Index[3]					17.59%	14.54%	N/A	10.01%
LKCM Balanced Fund	12/30/97	$20.46	0.80%	1.02%	9.70%	10.15%	7.02%	6.33%
S&P 500® Index[1]					11.96%	14.66%	6.95%	6.47%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index[4]					2.08%	1.85%	3.84%	4.67%
LKCM Fixed Income Fund	12/30/97	$10.67	0.50%	0.73%	3.83%	2.13%	4.01%	4.45%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index[4]					2.08%	1.85%	3.84%	4.67%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain designated expense ratios through April 30, 2017. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the fiscal year ended December 31, 2016.
**	Expense ratios above are as of December 31, 2015, the Funds’ prior fiscal year end, as reported in the Funds’ current prospectus. Expense ratios reported for other periods in the financial highlights of this report for the Funds’ fiscal year ended December 31, 2016 may differ due to the inclusion of acquired fund fees and expenses.
(1)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)	The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2016 Review

The behavior of the equity markets in 2016 was marked by three distinct phases. The S&P 500® Index began the year registering its worst 10-day start to a year on record and fell more than 10% through the closing low for the S&P 500® Index for the calendar year on February 11, 2016. Small capitalization stocks, as measured by the Russell 2000® Index, fared worse and experienced a bear market, falling by approximately 26% between June 23, 2015 and February 11, 2016. The price of oil settled below $27 per barrel earlier during the year, as investors seemed to anticipate that Iran’s return to the global market, in addition to Russia’s attempt to increase production, would push prices even lower. Equally daunting were weak economic reports, including retail sales, producer prices and industrial production, all which fell when reported in January. Equity markets rebounded smartly in the second half of February and through March as oil prices climbed above $40 per barrel and Federal Reserve chair Janet Yellen indicated she would “proceed cautiously,” helping alleviate concerns of a near-term interest rate hike.

Following a steep rollercoaster ride during the first quarter of 2016, the equity markets rose gradually into the summer months, although there was a pronounced change in market leadership beginning in July. The four sectors of the equity markets which performed the worst in the first half of the calendar year (Financials, Information Technology, Healthcare, and Consumer Discretionary) began to reverse trend as economic data improved and the interest rate on U.S. Treasury notes rose. By August, the volatility experienced during the first quarter of 2016 seemed distant as the S&P 500® Index registered 38 consecutive trading days without a 1% move, marking the narrowest such trading range since 1965.

The third phase of the equity markets actually began the day prior to the presidential election on November 7, 2016 when the S&P 500® Index climbed 2.22% after declining each of the preceding nine trading days. Between the election and year-end, the equity markets rose as investors appeared to anticipate a more pro-growth, pro-business agenda with a renewed focus on fiscal policy. The S&P 500® Index rose approximately 4.64% from November 8, 2016 through the end of the year, for a total return of 11.96% for the S&P 500® Index for 2016.

U.S. government bond prices rose during the first half of the year due to lower interest rates in response to weak economic data. In addition, investors appeared to be buying U.S. government bonds for safety leading up to the June 23, 2016 Brexit vote. There was also speculation of forthcoming new easing measures from the European Central Bank and the Bank of Japan. The yield on the 10-Year U.S. Treasury note was pushed down to a record low of 1.36% on July 8, 2016. Benchmark government debt yields in the U.K., Germany, Switzerland, Denmark, France, and Sweden all recorded fresh historic lows. A combination of cyclical concerns, including soft demand for global goods and stagnant wages, and secular worries such as aging populations and high government debt levels, seemed to weigh on bond yields. Germany found buyers for new issues at a negative yield. However, the U.S. employment report for June showed 271,000 new jobs were created, a significant improvement over the 24,000 jobs created in May, which helped arrest the rise in U.S. government bond prices and their yields began to climb.

As we exit 2016, we may have witnessed the end of a nearly 35-year secular bull market in U.S. government bonds. The 10-Year U.S. Treasury note yielded 15.8% at the end of the third quarter of 1981 and declined to 1.45% at the conclusion of the second quarter of 2016. This declining rate trend culminated in spectacular scale during the 2008-2009 credit cycle which left interest rates near zero in its wake. We believe there will continue to be a cyclical bull markets in bonds; however, the 91% decline in interest rates over almost a 35-year period most likely will not soon be repeated. In recent years, we have resisted the temptation to increase our holdings of bonds with relatively longer maturities in order to increase yields fractionally, and we continue to remain firm in that view.

2017 Outlook

We believe that most investors have a brighter view of financial market prospects for 2017 following the November elections that generated anticipation for a more pro-growth, pro-business administration and Congress. We believe these investors are not alone as the National Federation of Independent Business (NFIB) Index of Small Business Optimism registered its sharpest rise in November since April 2009.

We anticipate the U.S. economy will grow faster in 2017 with the pace dependent on the interplay of monetary policy tightening, the behavior of the U.S. dollar, and progress towards fiscal stimulus. The current business cycle is long-lived by historical standards as we believe it has exhibited mid-cycle behavior in almost slow motion. As 2017 unfolds, we would expect to see the U.S. economy begin to exhibit characteristics typical of a late stage business cycle. These hallmarks typically include tight labor conditions, rising inflation, and peak profit margins. Barring a policy error or an exogenous event, we believe it is inflation that typically is the catalyst that brings a business cycle to its end. In the near term, however, we believe the U.S. economy should not exhibit the level of inflationary pressure sufficient enough to warrant concern for a recession.

LKCM Equity Fund

The LKCM Equity Fund returned 11.66% for the year ended December 31, 2016, which was slightly below the 11.96% return for the S&P 500® Index. The Fund’s relative performance benefited from being overweight in the Industrials, Materials and Energy sectors and from stock selection in the Industrials, Materials and Financials sectors. The Fund’s underweight position in the Financials sector and stock selection in the Energy sector detracted from the Fund’s relative performance. We remain committed to our investment strategy of investing in companies with that we believe are high quality and have solid balance sheets and strong cash flows, especially in the anticipated rising interest rate environment.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund – Institutional Class underperformed its benchmark, the Russell 2000® Index, during the year ended December 31, 2016, returning 9.27% against the 21.31% return for the benchmark. We believe the factors we consider important in maximizing long-term capital appreciation (such as companies that we believe are higher quality and competitively advantaged with viable strategies to increase the value of their businesses through successful reinvestment of their cash flows) have not been favored as compared to the performance of the benchmark over the past year. During the year, stock selection was the primary reason for the Fund’s underperformance relative to the benchmark. While the Fund’s results were positive, they did not keep up with the equity markets surge as measured by the Russell 2000® Index. The Fund’s portfolio was more cautiously positioned during the year and did not participate in what has been termed the “Trump Bump” after the election. In addition, the Fund’s growth bias and focus on relatively larger companies in the benchmark also worked against the Fund during the year. During the year, the Fund’s relative performance benefited from being underweight the Consumer Discretionary sector and overweight the outperforming Industrials sector, coupled with stock selection in the Healthcare and Energy sectors. The Fund’s relative performance was adversely affected by its overweighted position in the Healthcare sector and underweight position in the Financials sector, coupled with the Fund’s more conservative stock selection, especially in the Information Technology sector. We remain confident that our focus on what we believe to be higher quality investments for the Fund remains prudent during this period of higher valuations and potentially increased market volatility.

LKCM Balanced Fund

The LKCM Balanced Fund advanced 9.70% for the year ended December 31, 2016 against the 11.96% return for the S&P 500® Index and the 2.08% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index. The equity allocation of the Fund’s portfolio outperformed its benchmark and generated most of the Fund’s return during the year. Stock selection in the Financials, Consumer Discretionary, and Energy sectors were especially strong relative to the benchmark, while stock selection in the Information Technology and Consumer Staples sectors underperformed the benchmark. The fixed income allocation of the Fund’s portfolio, which remained focused on high quality, intermediate term corporate bonds, served to cushion overall volatility of the Fund’s portfolio. We believe the Fund is well-positioned for the upcoming year.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund advanced 3.83% for the year ended December 31, 2016 compared to the 2.08% return for the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index. The Fund’s overweight position in corporate bonds relative to the benchmark, specifically BBB and BB-rated corporate bonds, including the Energy, Industrials and Telecommunications sectors, were the primary contributors to performance as credit spreads tightened substantially and commodity prices recovered. The Fund’s underweight position in U.S. Treasury and Agency securities was also additive to the Fund’s relative performance as the U.S. government sector underperformed its counterparts in the corporate bond sector. The Fund’s defensive duration of approximately 3.2 years versus 4.1 years for the benchmark was also additive to performance as interest rates backed up sharply from their all-time lows mid-year and spiked further following the outcome of the November elections causing shorter duration fixed income securities to outperform their longer duration counterparts. Following the November elections, interest rates rose sharply on expectations for improved economic growth resulting from the increased potential for fiscal stimulus in the form of tax and regulatory reform, as well as infrastructure spending, from the incoming administration and Congress. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate interest rate and credit risk as expectations for growth and inflation increase.

LKCM Small Mid-Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund underperformed its benchmark, the Russell 2500® Index, during the year ended December 31, 2016, returning 1.17% against the 17.59% return for the benchmark. We believe the factors we consider important in maximizing long-term capital appreciation (such as companies that we believe are higher quality and competitively advantaged with viable strategies to increase the value of their businesses through successful reinvestment of their cash flows) have not been favored as compared to the performance of the benchmark over the past year. During the year, stock selection was the primary reason for the Fund’s underperformance relative to the benchmark. While the Fund’s results were positive, they did not keep up with the equity markets surge as measured by the Russell 2500® Index. The Fund’s portfolio was more cautiously positioned during the year and did not participate in what has been termed the “Trump Bump” after the election. In addition, the Fund’s growth bias and focus on relatively larger companies in the benchmark also worked against the Fund during the year. During the year, the Fund’s relative performance benefited from being underweight in the Real Estate (REITs) sector, coupled with stock selection in the Materials sector. The Fund’s relative performance was adversely affected by its overweighted position in the Healthcare sector and underweight position in the Financials sector, coupled with the Fund’s more conservative stock selection, especially in the Information Technology sector. We remain confident that our focus on what we believe to be higher quality investments for the Fund remains prudent during this period of higher valuations and potentially increased market volatility.

J. Luther King, Jr., CFA, CIC

February 3, 2017

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 15-27 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

Dividend Yield is a dividend expressed as a percentage of a current share price.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) an interest expense to pretax income.

BBB refers to bond ratings. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small Cap Equity Fund as of December 31, 2016 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2016)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Institutional Class	9.27%	8.19%	5.13%	10.18%
Russell 2000® Index	21.31%	14.46%	7.07%	9.38%
Lipper Small-Cap Core Funds Index	22.54%	14.03%	7.49%	10.26%
(1)	Annualized.
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2016)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small cap core mutual funds tracked by Lipper, Inc.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2016)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund – Adviser Class	8.99%	7.92%	4.86%	8.74%
Russell 2000® Index	21.31%	14.46%	7.07%	9.81%
Lipper Small-Cap Core Funds Index	22.54%	14.03%	7.49%	10.24%
(1)	Annualized.
(2)	June 5, 2003

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND – ADVISER CLASS

(for the ten years ended December 31, 2016)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Small-Mid Cap Equity Fund as of December 31, 2016 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2016)

	Past 1 Year	Past 5 Years(1)	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund – Institutional Class	1.17%	6.90%	3.82%
Russell 2500® Index	17.59%	14.54%	10.01%
Lipper Small-Cap Core Funds Index	22.54%	14.03%	9.59%
(1)	Annualized.
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND – INSTITUTIONAL CLASS

(for the period from May 2, 2011 to December 31, 2016)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Equity Fund as of December 31, 2016 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2016)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund – Institutional Class	11.66%	11.63%	7.32%	8.06%
S&P 500® Index	11.96%	14.66%	6.95%	8.32%
Lipper Large-Cap Core Funds Index	12.28%	13.55%	6.24%	7.34%
(1)	Annualized.
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND – INSTITUTIONAL CLASS

(for the ten years ended December 31, 2016)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Balanced Fund as of December 31, 2016 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2016)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	9.70%	10.15%	7.02%	6.33%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08%	1.85%	3.84%	4.67%
S&P 500® Index	11.96%	14.66%	6.95%	6.47%
Lipper Mixed-Asset Target Allocation Growth Funds Index	7.54%	9.38%	5.28%	5.93%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2016)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index considered representative of mutual funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.

PERFORMANCE:

The following information illustrates the historical performance of LKCM Fixed Income Fund as of December 31, 2016 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2016)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	3.83%	2.13%	4.01%	4.45%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	2.08%	1.85%	3.84%	4.67%
Lipper Short Intermediate Investment-Grade Debt Funds Index	2.83%	1.98%	3.38%	4.10%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2016)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index considered representative of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2016

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16-12/31/16).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund – Institutional Class
	Beginning Account Value 7/1/2016	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16–12/31/16
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,087.80	$5.25
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.11	$5.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Small Cap Equity Fund – Adviser Class
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16–12/31/16
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,086.50	$6.56
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,018.85	$6.34

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16–12/31/16
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,040.60	$5.13
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.11	$5.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16–12/31/16
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,062.10	$4.15
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,021.11	$4.06

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16–12/31/16
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,055.50	$4.13
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,021.11	$4.06

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16–12/31/16
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$994.70	$2.51
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,022.62	$2.54

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2016

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 100.1%	Shares	Value
Aerospace & Defense - 2.4%
Hexcel Corporation	37,800	$1,944,432
Mercury Systems, Inc. (a)	164,165	4,961,066

		6,905,498

Banks - 7.9%
BancorpSouth, Inc.	191,159	5,935,487
Capital Bank Financial Corporation - Class A	100,315	3,937,364
Hanmi Financial Corporation	162,750	5,679,975
Pinnacle Financial Partners, Inc.	97,655	6,767,491

		22,320,317

Biotechnology - 3.4%
Charles River Laboratories International, Inc. (a)	58,095	4,426,258
Neogen Corporation (a)	77,988	5,147,208

		9,573,466

Building Products - 2.7%
American Woodmark Corporation (a)	38,805	2,920,076
Apogee Enterprises, Inc.	25,935	1,389,079
PGT, Inc. (a)	300,126	3,436,443

		7,745,598

Capital Markets - 2.1%
BGC Partners Inc - Class A	243,155	2,487,476
NorthStar Asset Management Group Inc.	238,100	3,552,452

		6,039,928

Chemicals - 1.2%
Ferroglobe PLC (b)	302,970	3,281,165

Commercial Services & Supplies - 1.6%
Healthcare Services Group, Inc.	119,365	4,675,527

Communications Equipment - 1.0%
Infinera Corporation (a)	335,675	2,849,881

Construction & Engineering - 4.0%
EMCOR Group, Inc.	97,290	6,884,240
MasTec Inc. (a)	114,215	4,368,724

		11,252,964

Construction Materials - 0.9%
Summit Materials, Inc. - Class A (a)	107,991	2,569,094

Consumer Finance - 2.0%
First Cash Financial Services, Inc.	122,525	5,758,675

Electronic Equipment & Instruments - 0.8%
FLIR Systems, Inc.	61,445	2,223,694

Food & Drug Retailing - 0.9%
Sprouts Farmers Market, Inc. (a)	127,665	2,415,422

Food Products - 2.9%
Post Holdings Inc. (a)	27,175	2,184,598
Snyder’s-Lance, Inc.	96,235	3,689,650
TreeHouse Foods, Inc. (a)	31,710	2,289,145

		8,163,393

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 6.7%
Cantel Medical Corp.	68,535	5,397,131
Cynosure, Inc. - Class A (a)	53,448	2,437,229
PRA Health Sciences, Inc. (a)	113,657	6,264,774
VWR Corporation (a)	191,535	4,794,121

		18,893,255

Health Care Providers & Services - 4.2%
Aceto Corporation	167,358	3,676,855
HealthEquity, Inc. (a)	95,085	3,852,844
Omnicell, Inc. (a)	129,820	4,400,898

		11,930,597

Internet & Catalog Retail - 1.6%
Nutrisystem, Inc.	129,355	4,482,151

Internet Software & Services - 3.2%
Euronet Worldwide, Inc. (a)	67,910	4,918,721
SPS Commerce, Inc. (a)	60,150	4,203,884

		9,122,605

IT Consulting & Services - 1.8%
Acxiom Corporation (a)	194,701	5,217,987

Leisure Equipment & Products - 2.5%
Pool Corporation	67,900	7,084,686

Machinery - 2.7%
John Bean Technologies Corporation	47,180	4,055,121
Kennametal Inc.	93,275	2,915,776
Lindsay Corporation	10,000	746,100

		7,716,997

Marine - 1.3%
Kirby Corporation (a)	54,245	3,607,293

Metals & Mining - 1.0%
Carpenter Technology Corporation	80,215	2,901,377

Multiline Retail - 1.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	148,420	4,222,549

Oil & Gas & Consumable Fuels - 5.6%
Oasis Petroleum Inc. (a)	124,776	1,889,109
PDC Energy, Inc. (a)	88,950	6,455,991
WPX Energy Inc. (a)	517,905	7,545,876

		15,890,976

Pharmaceuticals - 2.2%
Akorn, Inc. (a)	186,173	4,064,157
Cambrex Corp. (a)	38,535	2,078,963

		6,143,120

Professional Services - 3.3%
FTI Consulting, Inc. (a)	118,095	5,323,723
Team, Inc. (a)	104,682	4,108,768

		9,432,491

Real Estate Investment Trusts - 4.3%
First Industrial Realty Trust, Inc.	159,000	4,459,950
Outfront Media Inc.	172,690	4,294,800

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

COMMON STOCKS	Shares	Value
Real Estate Investment Trusts - 4.3%, Continued
Stag Industrial, Inc.	138,715	$3,311,127

		12,065,877

Road & Rail - 1.9%
Genesee & Wyoming Inc. - Class A (a)	79,150	5,493,801

Semiconductor Equipment & Products - 2.9%
Lattice Semiconductor Corporation (a)	590,655	4,347,221
Rambus Inc. (a)	288,825	3,977,120

		8,324,341

Software - 10.2%
ACI Worldwide, Inc. (a)	160,595	2,914,799
Callidus Software, Inc. (a)	123,800	2,079,840
Envestnet, Inc. (a)	139,791	4,927,633
Fair Isaac Corporation	37,800	4,506,516
Manhattan Associates, Inc. (a)	59,605	3,160,853
Proofpoint, Inc. (a)	46,795	3,306,067
Take-Two Interactive Software, Inc. (a)	160,820	7,926,818

		28,822,526

Textiles, Apparel & Luxury Goods - 2.0%
Columbia Sportswear Company	64,021	3,732,424
Oxford Industries, Inc.	32,939	1,980,622

		5,713,046

Thrifts & Mortgage Finance - 3.8%
Banc of California, Inc.	165,975	2,879,666
Home BancShares Inc.	280,271	7,783,126

		10,662,792

Trading Companies & Distributors - 3.6%
MSC Industrial Direct Co., Inc. - Class A	55,385	5,117,020
Triton International Limited of Bermuda (b)	63,828	1,008,483
Watsco, Inc.	26,810	3,971,097

		10,096,600

TOTAL COMMON STOCKS
(Cost $212,084,044)		283,599,689

SHORT-TERM INVESTMENT - 0.7%
Money Market Fund - 0.7%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.43% (c)	1,848,141	1,848,141

TOTAL SHORT-TERM INVESTMENT
(Cost $1,848,141)		1,848,141

Total Investments - 100.8%
(Cost $213,932,185)		285,447,830
Liabilities in Excess of Other Assets - (0.8)%		(2,233,202)

TOTAL NET ASSETS - 100.0%		$283,214,628

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 100.1%	Shares	Value
Banks - 6.4%
Pinnacle Financial Partners, Inc.	8,445	$585,239
SVB Financial Group (a)	4,205	721,830

		1,307,069

Biotechnology - 0.9%
Charles River Laboratories International, Inc. (a)	2,525	192,380

Building Products - 1.6%
Fortune Brands Home & Security Inc.	5,960	318,622

Capital Markets - 1.7%
SEI Investments Company	7,160	353,418

Chemicals - 4.6%
CF Industries Holdings, Inc.	7,875	247,905
FMC Corporation	12,375	699,930

		947,835

Commercial Services & Supplies - 1.6%
Healthcare Services Group, Inc.	8,044	315,083

Construction Materials - 2.9%
Martin Marietta Materials, Inc.	2,700	598,131

Consumer Finance - 3.0%
First Cash Financial Services, Inc.	13,180	619,460

Containers & Packaging - 1.8%
Ball Corporation	4,955	371,972

Diversified Financials - 3.5%
Colony Capital, Inc. - Class A	16,720	338,580
MSCI Inc.	4,840	381,295

		719,875

Electrical Equipment & Instruments - 1.5%
Acuity Brands, Inc.	1,345	310,507

Electronic Equipment & Instruments - 5.0%
FLIR Systems, Inc.	8,510	307,977
Trimble Navigation Limited (a)	23,280	701,892

		1,009,869

Food & Drug Retailing - 1.2%
Sprouts Farmers Market, Inc. (a)	12,840	242,933

Food Products - 2.0%
Snyder’s-Lance, Inc.	10,830	415,222

Health Care Equipment & Supplies - 11.6%
Align Technology, Inc. (a)	5,590	537,366
Cantel Medical Corp.	5,540	436,275
DexCom Inc. (a)	1,980	118,206
PRA Health Sciences, Inc. (a)	10,985	605,493
Teleflex Incorporated	2,105	339,221
VWR Corporation (a)	12,860	321,886

		2,358,447

Internet Software & Services - 4.4%
Akamai Technologies, Inc. (a)	7,475	498,433
Euronet Worldwide, Inc. (a)	5,390	390,398

		888,831

COMMON STOCKS	Shares	Value
Leisure Equipment & Products - 3.5%
Pool Corporation	6,805	$710,034

Machinery - 4.2%
Flowserve Corporation	8,590	412,749
The Middleby Corporation (a)	3,510	452,123

		864,872

Marine - 1.7%
Kirby Corporation (a)	5,280	351,120

Multiline Retail - 1.4%
Burlington Stores, Inc. (a)	3,360	284,760

Oil & Gas & Consumable Fuels - 7.9%
Diamondback Energy Inc. (a)	4,205	424,957
Gulfport Energy Corporation (a)	7,500	162,300
Matador Resources Company (a)	20,045	516,359
WPX Energy Inc. (a)	34,970	509,513

		1,613,129

Professional Services - 2.7%
FTI Consulting, Inc. (a)	12,255	552,455

Real Estate Investment Trusts - 3.6%
First Industrial Realty Trust, Inc.	11,225	314,861
Outfront Media Inc.	16,715	415,702

		730,563

Road & Rail - 2.7%
Genesee & Wyoming Inc. - Class A (a)	7,875	546,604

Software - 9.0%
Fair Isaac Corporation	1,040	123,989
Fortinet Inc. (a)	15,395	463,697
Guidewire Software Inc. (a)	6,820	336,431
Manhattan Associates, Inc. (a)	2,385	126,477
Take-Two Interactive Software, Inc. (a)	15,750	776,317

		1,826,911

Specialty Retail - 1.9%
Tiffany & Co.	4,965	384,440

Textiles, Apparel & Luxury Goods - 1.4%
Columbia Sportswear Company	5,010	292,083

Thrifts & Mortgage Finance - 2.7%
Home BancShares Inc.	20,030	556,233

Trading Companies & Distributors - 3.7%
MSC Industrial Direct Co., Inc. - Class A	5,240	484,123
Watsco, Inc.	1,830	271,060

		755,183

TOTAL COMMON STOCKS
(Cost $16,742,462)		20,438,041

Total Investments - 100.1%
(Cost $16,742,462)		20,438,041
Liabilities in Excess of Other Assets - (0.1)%		(19,158)

TOTAL NET ASSETS - 100.0%		$20,418,883

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

(a)	Non-income producing security.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 95.9%	Shares	Value
Aerospace & Defense - 3.7%
Honeywell International Inc.	60,000	$6,951,000
Rockwell Collins, Inc.	40,000	3,710,400

		10,661,400

Auto Components - 1.3%
Gentex Corporation	185,000	3,642,650

Banks - 8.7%
Bank of America Corporation	385,000	8,508,500
Comerica Incorporated	126,000	8,581,860
Cullen/Frost Bankers, Inc.	65,000	5,734,950
Glacier Bancorp, Inc.	60,000	2,173,800

		24,999,110

Beverages - 3.0%
The Coca-Cola Company	65,000	2,694,900
PepsiCo, Inc.	55,000	5,754,650

		8,449,550

Biotechnology - 2.0%
Amgen Inc.	40,000	5,848,400

Chemicals - 6.8%
E. I. du Pont de Nemours and Company	60,000	4,404,000
Ecolab Inc.	30,000	3,516,600
FMC Corporation	130,000	7,352,800
Monsanto Company	40,000	4,208,400

		19,481,800

Commercial Services & Supplies - 2.4%
Copart, Inc. (a)	30,000	1,662,300
Waste Connections, Inc. (b)	65,000	5,108,350

		6,770,650

Computers & Peripherals - 1.0%
Apple Inc.	25,000	2,895,500

Construction Materials - 1.6%
Martin Marietta Materials, Inc.	20,000	4,430,600

Containers & Packaging - 1.8%
Ball Corporation	70,000	5,254,900

Diversified Financials - 3.1%
JPMorgan Chase & Co.	102,000	8,801,580

Electrical Equipment & Instruments - 2.6%
Franklin Electric Co., Inc.	85,000	3,306,500
Roper Technologies, Inc.	23,000	4,210,840

		7,517,340

Electronic Equipment & Instruments - 1.6%
National Instruments Corporation	55,000	1,695,100
Trimble Navigation Limited (a)	100,000	3,015,000

		4,710,100

Food & Drug Retailing - 1.7%
Walgreens Boots Alliance, Inc.	57,000	4,717,320

COMMON STOCKS	Shares	Value
Food Products - 1.0%
Mondelez International Inc. - Class A	67,000	$2,970,110

Health Care Equipment & Supplies - 7.6%
Danaher Corporation	75,000	5,838,000
Medtronic, PLC (b)	73,000	5,199,790
PerkinElmer, Inc.	100,000	5,215,000
Thermo Fisher Scientific Inc.	40,000	5,644,000

		21,896,790

Household Durables - 1.9%
Newell Brands, Inc.	122,835	5,484,583

Household Products - 2.5%
Kimberly-Clark Corporation	45,000	5,135,400
The Procter & Gamble Company	23,750	1,996,900

		7,132,300

Internet Catalog & Retail - 2.1%
Amazon.com, Inc. (a)	8,000	5,998,960

Internet Software & Services - 4.8%
Akamai Technologies, Inc. (a)	90,000	6,001,200
Alphabet, Inc. - Class A (a)	2,250	1,783,012
Facebook, Inc. - Class A (a)	16,000	1,840,800
Sabre Corporation	160,000	3,992,000

		13,617,012

IT Consulting & Services - 2.2%
Alliance Data Systems Corporation	14,000	3,199,000
PayPal Holdings, Inc. (a)	75,000	2,960,250

		6,159,250

Machinery - 5.2%
Generac Holdings, Inc. (a)	108,000	4,399,920
The Toro Company	74,000	4,140,300
Valmont Industries, Inc.	45,000	6,340,500

		14,880,720

Marine - 1.0%
Kirby Corporation (a)	45,000	2,992,500

Media - 0.9%
Time Warner Inc.	27,200	2,625,616

Oil & Gas & Consumable Fuels - 8.4%
Cabot Oil & Gas Corporation	170,000	3,971,200
ConocoPhillips	62,000	3,108,680
EOG Resources, Inc.	65,000	6,571,500
Occidental Petroleum Corporation	90,000	6,410,700
Range Resources Corporation	120,000	4,123,200

		24,185,280

Personal Products - 0.8%
The Estee Lauder Companies Inc. - Class A	30,000	2,294,700

Pharmaceuticals - 6.9%
AbbVie Inc.	65,000	4,070,300
Johnson & Johnson	38,000	4,377,980
Merck & Co., Inc.	80,000	4,709,600

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

COMMON STOCKS	Shares	Value
Pharmaceuticals - 6.9%, Continued
Pfizer Inc.	115,000	$3,735,200
Zoetis Inc	53,500	2,863,855

		19,756,935

Road & Rail - 1.2%
Kansas City Southern	40,000	3,394,000

Software - 3.8%
Adobe Systems Incorporated (a)	45,000	4,632,750
Microsoft Corporation	100,000	6,214,000

		10,846,750

Specialty Retail - 3.2%
The Home Depot, Inc.	50,000	6,704,000
Tiffany & Co.	30,000	2,322,900

		9,026,900

Textiles, Apparel & Luxury Goods - 1.1%
V.F. Corporation	60,000	3,201,000

TOTAL COMMON STOCKS
(Cost $179,906,567)		274,644,306

SHORT-TERM INVESTMENT - 3.3%
Money Market Fund - 3.3%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.43% (c)	9,499,161	9,499,161

TOTAL SHORT-TERM INVESTMENT
(Cost $9,499,161)		9,499,161

Total Investments - 99.2%
(Cost $189,405,728)		284,143,467
Other Assets in Excess of Liabilities - 0.8%		2,364,856

TOTAL NET ASSETS - 100.0%		$286,508,323

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley International, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 67.3%	Shares	Value
Aerospace & Defense - 2.0%
General Dynamics Corporation	800	$138,128
Honeywell International Inc.	4,200	486,570
Rockwell Collins, Inc.	6,600	612,216

		1,236,914

Air Freight & Logistics - 0.5%
United Parcel Service, Inc. - Class B	2,600	298,064

Banks - 6.1%
Bank of America Corporation	33,500	740,350
Comerica Incorporated	11,100	756,021
Cullen/Frost Bankers, Inc.	5,400	476,442
SunTrust Banks, Inc.	11,500	630,775
Wells Fargo & Company	8,971	494,392
Zions Bancorporation	17,500	753,200

		3,851,180

Beverages - 1.4%
The Coca-Cola Company	8,600	356,556
PepsiCo, Inc.	5,100	533,613

		890,169

Biotechnology - 1.6%
Celgene Corporation (a)	4,100	474,575
Charles River Laboratories International, Inc. (a)	6,800	518,092

		992,667

Capital Markets - 0.9%
SEI Investments Company	11,500	567,640

Chemicals - 3.9%
Air Products and Chemicals, Inc.	3,100	445,842
E. I. du Pont de Nemours and Company	5,700	418,380
Ecolab Inc.	4,200	492,324
Monsanto Company	5,600	589,176
Praxair, Inc.	4,400	515,636

		2,461,358

Commercial Services & Supplies - 2.5%
Copart, Inc. (a)	9,000	498,690
Equifax Inc.	4,500	532,035
Waste Management, Inc.	7,900	560,189

		1,590,914

Computers & Peripherals - 1.0%
Apple Inc.	5,650	654,383

Construction Materials - 0.9%
Martin Marietta Materials, Inc.	2,700	598,131

Containers & Packaging - 0.5%
Ball Corporation	4,400	330,308

Diversified Financials - 1.7%
JPMorgan Chase & Co.	6,100	526,369
Moody’s Corporation	6,000	565,620

		1,091,989

COMMON STOCKS	Shares	Value
Diversified Telecommunication Services - 1.7%
AT&T Inc.	13,832	$588,275
Verizon Communications Inc.	8,641	461,257

		1,049,532

Electrical Equipment & Instruments - 0.3%
Emerson Electric Co.	3,000	167,250

Electronic Equipment & Instruments - 1.2%
National Instruments Corporation	7,500	231,150
Trimble Navigation Limited (a)	18,200	548,730

		779,880

Energy Equipment & Services - 0.8%
Schlumberger Limited (b)	6,200	520,490

Food & Drug Retailing - 2.3%
CVS Health Corporation	7,100	560,261
Wal-Mart Stores, Inc.	4,100	283,392
Walgreens Boots Alliance, Inc.	7,000	579,320

		1,422,973

Food Products - 2.3%
Hormel Foods Corporation	13,900	483,859
Mondelez International Inc. - Class A	13,600	602,888
The WhiteWave Foods Company (a)	6,400	355,840

		1,442,587

Health Care Equipment & Supplies - 3.7%
Danaher Corporation	5,900	459,256
Medtronic, PLC (b)	6,100	434,503
PerkinElmer, Inc.	11,600	604,940
Thermo Fisher Scientific Inc.	2,900	409,190
VWR Corporation (a)	18,000	450,540

		2,358,429

Household Durables - 1.8%
Newell Brands, Inc.	11,809	527,272
Whirlpool Corporation	3,400	618,018

		1,145,290

Household Products - 2.0%
Colgate-Palmolive Company	8,100	530,064
Kimberly-Clark Corporation	4,000	456,480
The Procter & Gamble Company	3,500	294,280

		1,280,824

Industrial Conglomerates - 0.7%
General Electric Company	14,600	461,360

Insurance - 1.2%
MetLife, Inc.	8,000	431,120
Prudential Financial, Inc.	3,400	353,804

		784,924

Internet Catalog & Retail - 0.8%
Amazon.com, Inc. (a)	700	524,909

Internet Software & Services - 3.3%
Akamai Technologies, Inc. (a)	8,000	533,440

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

COMMON STOCKS	Shares	Value
Internet Software & Services - 3.3%, Continued
Alphabet, Inc. - Class A (a)	250	$198,112
Alphabet, Inc. - Class C (a)	450	347,319
Facebook, Inc. - Class A (a)	4,000	460,200
Sabre Corporation	20,700	516,465

		2,055,536

IT Consulting & Services - 3.1%
Accenture PLC - Class A (b)	2,200	257,686
Alliance Data Systems Corporation	2,500	571,250
Automatic Data Processing, Inc.	2,100	215,838
PayPal Holdings, Inc. (a)	11,400	449,958
Visa Inc. - Class A	5,600	436,912

		1,931,644

Machinery - 0.3%
Fortive Corporation	3,450	185,023

Media - 2.4%
CBS Corporation - Class B	3,600	229,032
Time Warner Inc.	7,100	685,363
The Walt Disney Company	6,000	625,320

		1,539,715

Oil & Gas & Consumable Fuels - 5.5%
Cabot Oil & Gas Corporation	17,700	413,472
Chevron Corporation	4,295	505,522
ConocoPhillips	11,400	571,596
EOG Resources, Inc.	4,900	495,390
Exxon Mobil Corporation	5,727	516,919
Pioneer Natural Resources Company	2,600	468,182
WPX Energy Inc. (a)	35,000	509,950

		3,481,031

Pharmaceuticals - 4.0%
Abbott Laboratories	13,400	514,694
AbbVie Inc.	7,300	457,126
Merck & Co., Inc.	8,900	523,943
Pfizer Inc.	14,900	483,952
Zoetis Inc	10,500	562,065

		2,541,780

Real Estate Investment Trusts - 0.8%
American Tower Corporation	4,500	475,560

Road & Rail - 0.5%
Union Pacific Corporation	3,000	311,040

Software - 3.1%
Adobe Systems Incorporated (a)	4,500	463,275
Citrix Systems, Inc. (a)	4,000	357,240
Microsoft Corporation	11,000	683,540
Oracle Corporation	11,200	430,640

		1,934,695

Specialty Retail - 1.6%
The Home Depot, Inc.	4,500	603,360
O’Reilly Automotive, Inc. (a)	1,400	389,774

		993,134

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc. - Class B	11,600	$589,628

TOTAL COMMON STOCKS
(Cost $30,292,731)		42,540,951

CORPORATE BONDS - 29.5%	Principal Amount
Air Freight & Logistics - 0.4%
United Parcel Service, Inc.
2.450%, 10/01/2022	$275,000	274,083

Banks - 3.0%
Bank of America Corporation:
2.625%, 10/19/2020	400,000	400,587
2.625%, 04/19/2021	150,000	149,121
The Bank of New York Mellon Corporation
2.450%, 11/27/2020
Callable 10/27/2020	350,000	350,322
BB&T Corporation
2.250%, 02/01/2019
Callable 01/02/2019	115,000	115,930
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	310,000	309,726
Wells Fargo & Company:
2.150%, 01/15/2019	200,000	201,160
2.125%, 04/22/2019	150,000	150,536
Wells Fargo Bank, National Association
1.750%, 05/24/2019	250,000	248,878

		1,926,260

Beverages - 0.7%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	427,359

Biotechnology - 1.6%
Amgen Inc.:
2.200%, 05/22/2019
Callable 04/22/2019	100,000	100,828
2.125%, 05/01/2020
Callable 04/01/2020	100,000	99,142
2.700%, 05/01/2022
Callable 03/01/2022	225,000	223,065
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	250,000	251,613
Gilead Sciences, Inc.
2.050%, 04/01/2019	335,000	336,180

		1,010,828

Chemicals - 1.1%
Air Products and Chemicals, Inc.
1.200%, 10/15/2017	150,000	149,982
Ecolab Inc.
1.450%, 12/08/2017	250,000	249,811

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

CORPORATE BONDS	Principal Amount	Value
Chemicals - 1.1%, Continued
The Sherwin-Williams Company
1.350%, 12/15/2017	$300,000	$299,522

		699,315

Communications Equipment - 1.4%
Cisco Systems, Inc.:
2.125%, 03/01/2019	250,000	253,374
2.200%, 02/28/2021	275,000	274,570
QUALCOMM Incorporated
2.250%, 05/20/2020	350,000	350,196

		878,140

Computers & Peripherals - 1.7%
Apple Inc.
2.850%, 05/06/2021	400,000	408,548
International Business Machines Corporation
2.250%, 02/19/2021	350,000	349,780
NetApp, Inc.
2.000%, 12/15/2017	300,000	300,902

		1,059,230

Consumer Finance - 0.5%
American Express Credit Corporation
2.600%, 09/14/2020
Callable 08/14/2020	300,000	302,663

Consumer Services - 0.3%
The Western Union Company
2.875%, 12/10/2017	225,000	227,346

Diversified Financials - 0.6%
JPMorgan Chase & Co.
2.400%, 06/07/2021
Callable 05/07/2021	400,000	396,574

Diversified Telecommunication Services - 1.2%
AT&T Inc.
2.450%, 06/30/2020
Callable 05/30/2020	300,000	298,157
Verizon Communications Inc.:
3.000%, 11/01/2021
Callable 09/01/2021	250,000	252,095
2.450%, 11/01/2022
Callable 08/01/2022	200,000	193,441

		743,693

Electrical Equipment & Instruments - 1.4%
Emerson Electric Co.
2.625%, 02/15/2023
Callable 11/15/2022	300,000	297,930
Rockwell Automation Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	287,130
Roper Industries, Inc.
1.850%, 11/15/2017	300,000	300,992

		886,052

CORPORATE BONDS	Principal Amount	Value
Energy Equipment & Services - 0.3%
National Oilwell Varco, Inc.
1.350%, 12/01/2017	$200,000	$199,265

Food & Drug Retailing - 1.9%
Costco Wholesale Corporation
2.250%, 02/15/2022	400,000	396,746
CVS Health Corporation:
2.250%, 12/05/2018
Callable 11/05/2018	175,000	176,613
2.125%, 06/01/2021
Callable 05/01/2021	300,000	294,470
Walgreens Boots Alliance, Inc.
3.300%, 11/18/2021
Callable 09/18/2021	325,000	331,460

		1,199,289

Health Care Equipment & Supplies - 1.0%
Medtronic, Inc.
2.500%, 03/15/2020	300,000	303,496
Thermo Fisher Scientific Inc.
1.850%, 01/15/2018	325,000	325,548

		629,044

Hotels, Restaurants & Leisure - 0.5%
McDonald’s Corporation:
2.750%, 12/09/2020
Callable 11/09/2020	200,000	202,413
3.625%, 05/20/2021	100,000	104,292

		306,705

Household Durables - 1.2%
Newell Brands, Inc.:
2.150%, 10/15/2018	400,000	402,162
3.150%, 04/01/2021
Callable 03/01/2021	350,000	356,539

		758,701

Industrial Conglomerates - 0.5%
General Electric Company
2.700%, 10/09/2022	325,000	325,198

Insurance - 1.1%
Berkshire Hathaway Inc.
2.200%, 03/15/2021
Callable 02/15/2021	425,000	424,369
Prudential Financial, Inc.
2.300%, 08/15/2018	248,000	250,173

		674,542

Internet Catalog & Retail - 0.5%
Amazon.com, Inc.
1.200%, 11/29/2017	295,000	295,179

Media - 1.1%
Time Warner Inc.
3.400%, 06/15/2022	250,000	251,772

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

CORPORATE BONDS	Principal Amount	Value
Media - 1.1%, Continued
The Walt Disney Company
2.300%, 02/12/2021	$420,000	$422,354

		674,126

Oil & Gas & Consumable Fuels - 3.1%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	400,000	396,835
Enterprise Products Operating LLC
2.850%, 04/15/2021
Callable 03/15/2021	350,000	353,009
EOG Resources, Inc.
2.450%, 04/01/2020
Callable 03/01/2020	200,000	200,452
Exxon Mobil Corporation
2.222%, 03/01/2021
Callable 02/01/2021	325,000	325,934
Kinder Morgan Inc.
2.000%, 12/01/2017	200,000	200,349
Noble Holding International Limited (b)
2.500%, 03/15/2017	150,000	150,188
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	350,000	349,356

		1,976,123

Pharmaceuticals - 1.6%
Abbott Laboratories
2.000%, 03/15/2020	250,000	247,574
AbbVie Inc.:
2.000%, 11/06/2018	134,000	134,142
2.500%, 05/14/2020
Callable 04/14/2020	175,000	175,186
Merck & Co., Inc.:
1.100%, 01/31/2018	275,000	274,481
2.350%, 02/10/2022	195,000	193,772

		1,025,155

Real Estate Investment Trusts - 0.5%
American Tower Corporation:
3.400%, 02/15/2019	200,000	204,494
2.800%, 06/01/2020
Callable 05/01/2020	100,000	100,132

		304,626

Semiconductor Equipment & Products - 0.5%
Intel Corporation
1.350%, 12/15/2017	300,000	300,493

Software - 1.3%
Microsoft Corporation
2.375%, 02/12/2022
Callable 01/12/2022	400,000	398,676
Oracle Corporation:
2.375%, 01/15/2019	125,000	126,711
2.800%, 07/08/2021	300,000	305,954

		831,341

CORPORATE BONDS	Principal Amount	Value
Specialty Retail - 0.5%
The Home Depot, Inc.
2.000%, 06/15/2019
Callable 05/15/2019	$325,000	$327,943

TOTAL CORPORATE BONDS
(Cost $18,821,504)		18,659,273

SHORT-TERM INVESTMENT - 1.9%	Shares
Money Market Fund - 1.9%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.43% (c)	1,157,119	1,157,119

TOTAL SHORT-TERM INVESTMENT
(Cost $1,157,119)		1,157,119

Total Investments - 98.7%
(Cost $50,271,354)		62,357,343
Other Assets in Excess of Liabilities - 1.3%		834,710

TOTAL NET ASSETS - 100.0%		$63,192,053

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley International, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

CORPORATE BONDS - 64.3%	Principal Amount	Value
Air Freight & Logistics - 1.1%
FedEx Corp.
3.250%, 04/01/2026
Callable 01/01/2026	$2,500,000	$2,487,765

Banks - 9.4%
Bank of America Corporation:
2.066%, 03/22/2018 (a)	2,000,000	2,013,824
2.625%, 10/19/2020	2,600,000	2,603,817
4.000%, 01/22/2025	4,000,000	4,011,864
BB&T Corporation
1.567%, 06/15/2020 (a)	2,000,000	2,003,598
Branch Banking & Trust Company:
1.220%, 05/23/2017 (a)	2,534,000	2,533,954
1.350%, 10/01/2017
Callable 09/01/2017	500,000	499,578
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	1,000,000	999,116
Wells Fargo & Company:
1.512%, 04/23/2018 (a)	2,500,000	2,509,973
2.125%, 04/22/2019	2,000,000	2,007,144
4.125%, 08/15/2023	2,000,000	2,071,230

		21,254,098

Biotechnology - 3.2%
Amgen Inc.
2.200%, 05/22/2019
Callable 04/22/2019	3,500,000	3,528,983
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	3,750,000	3,774,199

		7,303,182

Capital Markets - 2.7%
Morgan Stanley (a):
2.162%, 04/25/2018	2,500,000	2,526,648
1.732%, 01/24/2019	3,500,000	3,522,904

		6,049,552

Chemicals - 1.2%
Ecolab Inc.
1.550%, 01/12/2018	2,725,000	2,728,774

Communications Equipment - 1.7%
Cisco Systems, Inc.
4.950%, 02/15/2019	700,000	748,519
QUALCOMM, Inc.
3.450%, 05/20/2025
Callable 02/20/2025	3,000,000	3,055,803

		3,804,322

Computers & Peripherals - 2.1%
Apple Inc.
2.400%, 05/03/2023	3,250,000	3,167,349

CORPORATE BONDS	Principal Amount	Value
Computers & Peripherals - 2.1%, Continued
International Business Machines Corporation
5.700%, 09/14/2017	$1,500,000	$1,545,117

		4,712,466

Consumer Finance - 1.6%
American Express Company
1.506%, 05/22/2018 (a)	3,533,000	3,541,023

Consumer Services - 2.1%
The Western Union Company:
2.875%, 12/10/2017	2,250,000	2,273,463
3.650%, 08/22/2018	2,500,000	2,562,218

		4,835,681

Containers & Packaging - 2.3%
Ball Corporation:
5.000%, 03/15/2022	2,000,000	2,102,500
5.250%, 07/01/2025	3,000,000	3,146,250

		5,248,750

Diversified Financials - 2.2%
JPMorgan Chase & Co.:
1.782%, 01/25/2018 (a)	3,000,000	3,020,076
3.875%, 09/10/2024	2,000,000	2,027,018

		5,047,094

Diversified Telecommunication Services - 6.3%
AT&T Inc.:
1.847%, 11/27/2018 (a)	3,000,000	3,022,203
2.375%, 11/27/2018	2,000,000	2,018,406
1.623%, 03/11/2019 (a)	1,500,000	1,496,607
CenturyLink, Inc.:
6.150%, 09/15/2019	1,402,000	1,507,150
5.800%, 03/15/2022	2,500,000	2,564,700
Verizon Communications Inc.:
2.709%, 09/14/2018 (a)	2,000,000	2,045,152
2.450%, 11/01/2022
Callable 08/01/2022	1,750,000	1,692,611

		14,346,829

Food & Drug Retailing - 2.2%
CVS Health Corporation
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,118,344
Walgreens Boots Alliance, Inc.:
1.750%, 11/17/2017	776,000	778,103
3.800%, 11/18/2024
Callable 08/18/2024	2,000,000	2,038,902

		4,935,349

Food Products - 0.3%
Kraft Foods Group, Inc.
2.250%, 06/05/2017	555,000	556,829

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

CORPORATE BONDS	Principal Amount	Value
Health Care Equipment & Supplies - 4.6%
Danaher Corporation
3.350%, 09/15/2025
Callable 06/15/2025	$4,500,000	$4,617,535
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,183,038
Thermo Fisher Scientific, Inc.
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,692,938

		10,493,511

Health Care Providers & Services - 0.4%
Express Scripts Holding Company
1.250%, 06/02/2017	975,000	971,472

Household Durables - 1.4%
Newell Brands, Inc.
3.150%, 04/01/2021
Callable 03/01/2021	3,150,000	3,208,851

Household Products - 0.5%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	1,045,953

Industrial Conglomerates - 0.5%
General Electric Company
2.100%, 12/11/2019	1,050,000	1,058,134

Internet & Catalog Retail - 0.9%
Amazon.com, Inc.
2.600%, 12/05/2019
Callable 11/05/2019	2,000,000	2,040,792

Multiline Retail - 2.1%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	4,500,000	4,826,250

Oil & Gas & Consumable Fuels - 8.8%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	1,000,000	992,087
ConocoPhillips Company
1.050%, 12/15/2017
Callable 11/15/2017	2,750,000	2,736,574
Enterprise Products Operating LLC:
1.650%, 05/07/2018	1,250,000	1,246,899
3.750%, 02/15/2025
Callable 11/15/2024	4,000,000	4,071,136
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	3,068,577
Noble Holding International Ltd. (b)
2.500%, 03/15/2017	2,000,000	2,002,500
Range Resources Corporation (c)
5.000%, 08/15/2022
Callable 05/15/2022
(Acquired 09/20/2016, Cost $5,558,909)	5,850,000	5,842,688

		19,960,461

CORPORATE BONDS	Principal Amount	Value
Pharmaceuticals - 0.4%
Allergan, Inc.
1.350%, 03/15/2018	$1,017,000	$1,009,975

Real Estate Investment Trusts - 3.3%
American Tower Corporation:
3.400%, 02/15/2019	1,000,000	1,022,468
5.050%, 09/01/2020	1,250,000	1,342,520
3.500%, 01/31/2023	2,500,000	2,510,968
5.000%, 02/15/2024	2,500,000	2,695,705

		7,571,661

Road & Rail - 1.9%
Burlington Northern Santa Fe Corporation
5.650%, 05/01/2017	185,000	187,504
Union Pacific Corporation
2.250%, 06/19/2020
Callable 05/19/2020	4,125,000	4,136,216

		4,323,720

Software & Services - 1.1%
Sabre GLBL Inc. (c)
5.375%, 04/15/2023
Callable 04/15/2018
(Acquired 04/01/2015, Cost $2,548,100)	2,500,000	2,562,500

TOTAL CORPORATE BONDS
(Cost $145,025,087)		145,924,994

U.S. GOVERNMENT ISSUES - 10.7%
U.S. Treasury Inflation Indexed Bonds - 1.2%
0.625%, 01/15/2024	2,589,975	2,637,646

U.S. Treasury Notes - 9.5%
1.000%, 03/15/2018	3,000,000	3,001,935
1.000%, 08/15/2018	2,000,000	1,997,618
1.250%, 10/31/2019	2,000,000	1,991,796
2.000%, 07/31/2020	2,000,000	2,026,250
2.000%, 11/30/2022	2,000,000	1,986,836
2.000%, 02/15/2023	1,000,000	991,973
2.250%, 11/15/2024	1,000,000	994,043
2.000%, 02/15/2025	3,000,000	2,920,431
2.000%, 08/15/2025	2,000,000	1,937,734
1.625%, 02/15/2026	4,000,000	3,738,204

		21,586,820

TOTAL U.S. GOVERNMENT ISSUES
(Cost $24,598,720)		24,224,466

U.S. GOVERNMENT SPONSORED ENTITIES - 18.4%
Fannie Mae - 2.5%
1.000%, 07/28/2021
Callable 01/28/2017	2,000,000	1,981,592
1.000%, 10/26/2021
Callable 04/26/2017	1,040,000	1,030,934

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Fannie Mae - 2.5%, Continued
1.500%, 05/17/2024
Callable 02/17/2017	$2,800,000	$2,739,660

		5,752,186

Federal Home Loan Banks - 6.2%
4.875%, 05/17/2017	1,000,000	1,015,739
1.000%, 08/23/2021
Callable 02/23/2017	2,915,000	2,899,224
1.000%, 12/30/2021
Callable 03/30/2017	2,500,000	2,496,975
2.000%, 12/30/2021
Callable 03/30/2017	3,000,000	3,000,438
1.000%, 08/25/2022
Callable 08/25/2017	2,500,000	2,487,005
1.000%, 06/22/2023
Callable 06/22/2017	2,050,000	2,039,914

		13,939,295

Freddie Mac - 9.7%
5.125%, 11/17/2017	500,000	518,166
1.250%, 08/25/2021
Callable 03/30/2017	1,650,000	1,615,246
1.500%, 08/25/2021
Callable 02/25/2017	1,600,000	1,559,878
1.000%, 09/15/2021
Callable 03/15/2017	2,100,000	2,087,322
1.000%, 09/30/2021
Callable 03/30/2017	3,000,000	2,987,997
2.000%, 12/30/2021
Callable 03/30/2017	2,835,000	2,835,122
2.375%, 01/13/2022	2,000,000	2,034,254
1.000%, 06/30/2023
Callable 03/30/2017	1,500,000	1,473,349
1.000%, 10/27/2023
Callable 1/27/2017	4,500,000	4,432,226
2.000%, 05/23/2031
Callable 02/23/2017	2,500,000	2,411,310

		21,954,870

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES
(Cost $42,056,886)		41,646,351

SHORT-TERM INVESTMENTS - 4.2%	Shares
Corporate Bonds - 2.2%
JPMorgan Chase & Co.
1.350%, 02/15/2017	2,475,000	2,475,463
Noble Holding International Ltd. (b)
2.500%, 03/15/2017	1,400,000	1,401,750
SunTrust Bank of Atlanta, GA
1.350%, 02/15/2017
Callable 01/15/2017	1,200,000	1,200,164

		5,077,377

SHORT-TERM INVESTMENTS	Shares	Value
U.S. Government Issues - 0.9%
U.S. Treasury Notes
0.500%, 04/30/2017	2,000,000	$1,999,964

Money Market Fund - 1.1%
Invesco Short-Term Investments Trust - Government & Agency Portfolio - Institutional Shares, 0.43% (d)	2,436,896	2,436,896

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,501,650)		9,514,237

Total Investments - 97.6%
(Cost $221,182,343)		221,310,048
Other Assets in Excess of Liabilities - 2.4%		5,552,220

TOTAL NET ASSETS - 100.0%		$226,862,268

(a)	Floating rate.
(b)	Security issued by non-U.S. incorporated company.
(c)	Restricted security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the restricted securities was $8,405,188 representing 3.7% of the Fund’s total net assets.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley International, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$285,447,830	$20,438,041	$284,143,467	$62,357,343	$221,310,048
Cash	—	8,782	—	—	—
Receivable for Fund shares sold	58,393	750	2,519,843	772,123	4,251,804
Dividends and interest receivable	93,938	16,790	370,377	146,305	1,493,153
Other assets	21,810	7,185	16,496	16,364	19,244

Total assets	285,621,971	20,471,548	287,050,183	63,292,135	227,074,249

Liabilities:
Payable for Fund shares redeemed	1,684,011	12,016	59,564	3,560	—
Payable for investment advisory fees (Note B)	534,832	991	364,849	62,561	116,270
Payable for administrative fees	49,049	6,780	38,395	7,880	30,291
Payable for accounting and transfer agent fees and expenses	43,603	14,268	28,049	12,035	24,070
Payable for distribution expense (Note B)	3,209	—	—	—	—
Accrued expenses and other liabilities	92,639	18,610	51,003	14,046	41,350

Total liabilities	2,407,343	52,665	541,860	100,082	211,981

Net assets	$283,214,628	$20,418,883	$286,508,323	$63,192,053	$226,862,268

Net assets consist of:
Paid in capital	$208,217,954	$16,500,907	$190,873,719	$51,051,588	$226,675,148
Accumulated net investment income	—	—	11,279	3,994	—
Accumulated net realized gain on investments	3,481,029	222,397	885,586	50,482	59,415
Net unrealized appreciation on investments	71,515,645	3,695,579	94,737,739	12,085,989	127,705

Net assets	$283,214,628	$20,418,883	$286,508,323	$63,192,053	$226,862,268

INSTITUTIONAL CLASS
Net assets	$281,789,880	$20,418,883	$286,508,323	$63,192,053	$226,862,268
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	14,969,531	2,135,010	12,779,617	3,089,296	21,270,926
Net asset value per share (offering and redemption price)	$18.82	$9.56	$22.42	$20.46	$10.67

ADVISER CLASS**
Net assets	$1,424,748
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	80,230
Net asset value per share (offering and redemption price)	$17.76

* Cost of Investments	$213,932,185	$16,742,462	$189,405,728	$50,271,354	$221,182,343

**	Currently, Adviser Class shares are authorized only for the Small Cap Equity, Small-Mid Cap Equity and Equity Funds and are offered only by the Small Cap Equity Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$3,888,426	$399,784	$4,515,838	$607,540	$10,937
Interest	21,015	8,726	21,737	272,640	5,640,781

Total income	3,909,441	408,510	4,537,575	880,180	5,651,718

Expenses:
Investment advisory fees (Note B)	3,372,371	557,168	1,899,646	324,371	1,070,824
Distribution expense – Adviser Class (Note B)	11,060	—	—	—	—
Accounting and transfer agent fees and expenses	357,263	134,666	204,959	72,526	164,521
Administrative fees	351,077	66,727	221,210	39,554	174,432
Professional fees	146,218	29,940	83,690	18,233	66,976
Trustees’ fees	119,633	42,003	55,269	7,811	41,364
Federal and state registration	77,962	39,099	41,704	25,173	25,977
Custody fees and expenses	69,352	26,268	28,364	6,391	22,694
Other	241,689	19,368	127,003	21,801	98,643

Total expenses	4,746,625	915,239	2,661,845	515,860	1,665,431
Less, expense waiver and/or reimbursement (Note B)	(239,071)	(172,348)	(490,821)	(116,635)	(594,608)

Net expenses	4,507,554	742,891	2,171,024	399,225	1,070,823

Net investment income (loss)	(598,113)	(334,381)	2,366,551	480,955	4,580,895

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	70,583,659	11,090,117	17,224,785	2,620,580	332,465
Net change in unrealized appreciation/depreciation on investments	(39,738,947)	(46,140,964)	9,232,988	1,723,988	2,637,335

Net realized and unrealized gain (loss) on investments	30,844,712	(35,050,847)	26,457,773	4,344,568	2,969,800

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,246,599	$(35,385,228)	$28,824,324	$4,825,523	$7,550,695

* Net of foreign taxes withheld	$13,855	$2,386	$3,169	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(598,113)	$335,657	$(334,381)	$(1,777,088)
Net realized gain on investments	70,583,659	68,905,500	11,090,117	21,067,361
Net change in unrealized appreciation/depreciation on investments	(39,738,947)	(101,306,129)	(46,140,964)	(22,958,355)

Net increase (decrease) in net assets resulting from operations	30,246,599	(32,064,972)	(35,385,228)	(3,668,082)

Dividends and Distributions to Institutional Class Shareholders:
Net investment income	—	(272,438)	—	—
Net realized gain on investments	(38,274,319)	(74,954,483)	(3,253,405)	(22,188,977)

	(38,274,319)	(75,226,921)	(3,253,405)	(22,188,977)

Dividends and Distributions to Adviser Class Shareholders:
Net investment income	—	—	—	—
Net realized gain on investments	(394,215)	(1,148,479)	—	—

	(394,215)	(1,148,479)	—	—

Net decrease in net assets resulting from Fund share transactions (Note C)	(285,382,856)	(169,836,141)	(272,896,350)	(33,856,876)

Total decrease in net assets	(293,804,791)	(278,276,513)	(311,534,983)	(59,713,935)

Net Assets:
Beginning of period	577,019,419	855,295,932	331,953,866	391,667,801

End of period*	$283,214,628	$577,019,419	$20,418,883	$331,953,866

* Including accumulated net investment income of	$—	$63,219	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund		LKCM Balanced Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$2,366,551	$2,537,358	$480,955	$354,924
Net realized gain on investments	17,224,785	5,946,987	2,620,580	1,005,163
Net change in unrealized appreciation/depreciation on investments	9,232,988	(18,969,032)	1,723,988	(956,345)

Net increase (decrease) in net assets resulting from operations	28,824,324	(10,484,687)	4,825,523	403,742

Dividends and Distributions to Shareholders:
Net investment income	(2,355,272)	(2,560,056)	(477,045)	(355,959)
Net realized gain on investments	(15,387,855)	(5,283,852)	(2,493,726)	(957,923)

	(17,743,127)	(7,843,908)	(2,970,771)	(1,313,882)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(5,772,597)	(34,163,801)	22,184,169	3,035,605

Total increase (decrease) in net assets	5,308,600	(52,492,396)	24,038,921	2,125,465

Net Assets:
Beginning of period	281,199,723	333,692,119	39,153,132	37,027,667

End of period*	$286,508,323	$281,199,723	$63,192,053	$39,153,132

* Including accumulated net investment income of	$11,279	$—	$3,994	$84

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$4,580,895	$5,200,499
Net realized gain on investments	332,465	529,547
Net change in unrealized appreciation/depreciation on investments	2,637,335	(6,384,631)

Net increase (decrease) in net assets resulting from operations	7,550,695	(654,585)

Dividends and Distributions to Shareholders:
Net investment income	(4,585,763)	(5,211,497)
Net realized gain on investments	(93,558)	(607,274)

	(4,679,321)	(5,818,771)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	25,150,031	(17,390,017)

Total increase (decrease) in net assets	28,021,405	(23,863,373)

Net Assets:
Beginning of period	198,840,863	222,704,236

End of period	$226,862,268	$198,840,863

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund – Institutional Class

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$19.86		$24.05	$28.33		$22.69		$22.45

Net investment income (loss)	(0.03	)(1)	0.01	(0.06	)(1)	(0.06	)(2)	0.13 (1)
Net realized and unrealized gain (loss) on investments	1.88		(1.29)	(0.77)		8.02		2.01

Total from investment operations	1.85		(1.28)	(0.83)		7.96		2.14

Dividends from net investment income	—		(0.01)	—		—		(0.13)
Distributions from net realized gains	(2.89)		(2.90)	(3.45)		(2.32)		(1.77)

Total dividends and distributions	(2.89)		(2.91)	(3.45)		(2.32)		(1.90)

Net Asset Value – End of Period	$18.82		$19.86	$24.05		$28.33		$22.69

Total Return	9.27%		-5.58%	-3.11%		35.11%		9.74%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$281,790		$568,421	$840,631		$1,047,607		$819,985
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.95%		0.97%	0.94%		0.95%		0.94%
After expense waiver and/or reimbursement	1.00%		0.97%	0.94%		0.95%		0.94%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.08)%		0.05%	(0.21)%		(0.23)%		0.53%
After expense waiver and/or reimbursement	(0.13)%		0.05%	(0.21)%		(0.23)%		0.53%
Portfolio turnover rate(3)	50%		62%	60%		47%		49%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	LKCM Small Cap Equity Fund – Adviser Class

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$18.93		$23.11	$27.43		$22.07		$21.88

Net investment income (loss)	(0.07	)(1)	(0.05)	(0.12	)(1)	(0.13	)(2)	0.07 (1)
Net realized and unrealized gain (loss) on investments	1.79		(1.23)	(0.75)		7.81		1.95

Total from investment operations	1.72		(1.28)	(0.87)		7.68		2.02

Dividends from net investment income	—		—	—		—		(0.06)
Distributions from net realized gains	(2.89)		(2.90)	(3.45)		(2.32)		(1.77)

Total dividends and distributions	(2.89)		(2.90)	(3.45)		(2.32)		(1.83)

Net Asset Value – End of Period	$17.76		$18.93	$23.11		$27.43		$22.07

Total Return	8.99%		-5.81%	-3.35%		34.81%		9.45%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,425		$8,598	$14,665		$41,153		$40,737
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.20%		1.22%	1.19%		1.20%		1.19%
After expense waiver and/or reimbursement	1.25%		1.22%	1.19%		1.20%		1.19%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.33)%		(0.20)%	(0.46)%		(0.48)%		0.28%
After expense waiver and/or reimbursement	(0.38)%		(0.20)%	(0.46)%		(0.48)%		0.28%
Portfolio turnover rate(3)	50%		62%	60%		47%		49%

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014		Year Ended December 31, 2013		Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$11.15		$12.10		$12.97		$9.68		$8.86

Net investment loss	(0.05	)(1)	(0.06	)(2)	(0.08	)(1)	(0.06	)(2)	(0.03	)(1)
Net realized and unrealized gain (loss) on investments	0.19	(3)	(0.10)		(0.48)		3.35		0.85

Total from investment operations	0.14		(0.16)		(0.56)		3.29		0.82

Distributions from net realized gains	(1.73)		(0.79)		(0.31)		—		—

Net Asset Value – End of Period	$9.56		$11.15		$12.10		$12.97		$9.68

Total Return	1.17%		-1.41%		-4.39%		33.99%		9.26%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,419		$331,954		$391,668		$366,423		$250,164
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.23%		1.14%		1.20%		1.18%		1.18%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(0.68)%		(0.63)%		(0.82)%		(0.77)%		(0.50)%
After expense waiver and/or reimbursement	(0.45)%		(0.49)%		(0.62)%		(0.59)%		(0.32)%
Portfolio turnover rate	80%		70%		72%		49%		56%

(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(3)	Due to the timing of capital share transactions, a net realized and unrealized gain on investments is not reflected on the statement of operations.

	LKCM Equity Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013(1)	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$21.40	$22.81	$22.44	$17.62	$15.34

Net investment income	0.19 (2)	0.18 (2)	0.17 (3)	0.14 (2)	0.14 (2)
Net realized and unrealized gain (loss) on investments	2.32	(0.98)	1.28	5.27	2.27

Total from investment operations	2.51	(0.80)	1.45	5.41	2.41

Dividends from net investment income	(0.20)	(0.20)	(0.16)	(0.12)	(0.12)
Distributions from net realized gains	(1.29)	(0.41)	(0.92)	(0.47)	(0.01)

Total dividends and distributions	(1.49)	(0.61)	(1.08)	(0.59)	(0.13)

Net Asset Value – End of Period	$22.42	$21.40	$22.81	$22.44	$17.62

Total Return	11.66%	-3.54%	6.40%	30.74%	15.69%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$286,508	$281,200	$333,692	$323,932	$161,129
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	0.93%	0.92%	0.93%	0.96%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.69%	0.68%	0.59%	0.53%	0.69%
After expense waiver and/or reimbursement	0.87%	0.81%	0.71%	0.66%	0.85%
Portfolio turnover rate	16%	13%	14%	17%	12%

(1)	On May 10, 2013, the Armstrong Fund was reorganized into the LKCM Equity Fund. Activity after May 10, 2013 reflects the Funds’ combined operations.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Balanced Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$19.60	$20.10		$19.63	$16.11	$14.53

Net investment income	0.20 (1)	0.19		0.24	0.17	0.19
Net realized and unrealized gain (loss) on investments	1.69	(0.00	)(2)	0.94	3.55	1.58

Total from investment operations	1.89	0.19		1.18	3.72	1.77

Dividends from net investment income	(0.18)	(0.19)		(0.24)	(0.17)	(0.19)
Distributions from net realized gains	(0.85)	(0.50)		(0.47)	(0.03)	—

Total dividends and distributions	(1.03)	(0.69)		(0.71)	(0.20)	(0.19)

Net Asset Value – End of Period	$20.46	$19.60		$20.10	$19.63	$16.11

Total Return	9.70%	0.91%		5.99%	23.18%	12.20%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$63,192	$39,153		$37,028	$35,332	$21,800
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.03%	1.02%		0.99%	1.04%	1.10%
After expense waiver and/or reimbursement	0.80%	0.80%		0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.73%	0.73%		1.02%	0.72%	0.91%
After expense waiver and/or reimbursement	0.96%	0.95%		1.21%	0.96%	1.21%
Portfolio turnover rate	16%	16%		20%	10%	15%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).

	LKCM Fixed Income Fund

	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$10.50		$10.82		$10.91	$11.23	$11.04

Net investment income	0.23		0.25	(2)	0.22	0.27	0.34
Net realized and unrealized gain (loss) on investments	0.17		(0.28)		(0.03)	(0.26)	0.25

Total from investment operations	0.40		(0.03)		0.19	0.01	0.59

Dividends from net investment income	(0.23)		(0.26)		(0.22)	(0.27)	(0.34)
Distributions from net realized gains	(0.00	)(3)	(0.03)		(0.06)	(0.06)	(0.06)

Total dividends and distributions	(0.23)		(0.29)		(0.28)	(0.33)	(0.40)

Net Asset Value – End of Period	$10.67		$10.50		$10.82	$10.91	$11.23

Total Return	3.83%		-0.27%		1.72%	0.07%	5.44%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$226,862		$198,841		$222,704	$221,104	$205,880
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.78%		0.73%	(1)	0.70%	0.72%	0.71%
After expense waiver and/or reimbursement	0.50%		0.56%	(1)	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.86%		2.18%	(1)	1.92%	2.34%	2.98%
After expense waiver and/or reimbursement	2.14%		2.35%	(1)	1.97%	2.41%	3.04%
Portfolio turnover rate	59%		29%		46%	30%	31%

(1)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(3)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consisted of six diversified series as of December 31, 2016, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund – Institutional Class Shares), January 3, 1996 (LKCM Equity Fund – Institutional Class Shares), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund—Institutional and Adviser Class Shares). The LKCM Small Cap Equity Fund and the LKCM Equity Fund created a second class of shares, Adviser Class Shares, and renamed the initial class as Institutional Class Shares on May 1, 2003. The LKCM Small Cap Equity Fund—Adviser Class Shares were initially sold on June 5, 2003 and are subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Adviser Class Shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund have not yet commenced operations. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $4.5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $10 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2016, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$283,599,689	$—	$—	$283,599,689
Money Market Fund	1,848,141	—	—	1,848,141

Total Investments*	$285,447,830	$—	$—	$285,447,830

LKCM Small-Mid Cap Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$20,438,041	$—	$—	$20,438,041

Total Investments*	$20,438,041	$—	$—	$20,438,041

LKCM Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$274,644,306	$—	$—	$274,644,306
Money Market Fund	9,499,161	—	—	9,499,161

Total Investments*	$284,143,467	$—	$—	$284,143,467

LKCM Balanced Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$42,540,951	$—	$—	$42,540,951
Corporate Bonds	—	18,659,273	—	18,659,273
Money Market Fund	1,157,119	—	—	1,157,119

Total Investments*	$43,698,070	$18,659,273	$—	$62,357,343

LKCM Fixed Income Fund
Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$151,002,371	$—	$151,002,371
U.S. Government Issues	—	26,224,430	—	26,224,430
U.S. Government Sponsored Entities	—	41,646,351	—	41,646,351
Money Market Fund	2,436,896	—	—	2,436,896

Total Investments*	$2,436,896	$218,873,152	$—	$221,310,048

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund generally intend to pay dividends and distribute net capital, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to pay dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense. Expenses that are directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class. For multi-class Funds, income, unrealized and realized gains/losses are generally allocated between each Fund’s classes in proportion to its respective net assets.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2016, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Accumulated net investment income	$534,894	$334,381	$—	$—	$4,868
Accumulated net realized loss	(28,053,924)	(6,125,298)	(851,611)	(79,586)	(26,912)
Paid in capital	27,519,030	5,790,917	851,611	79,586	22,044

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through April 30, 2017 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2016, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund		LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%		0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	(Inst.)	1.00%	0.80%	0.80%	0.50%
	1.25%	(Adviser)
Fees Waived in 2016	$239,071		$172,348	$490,821	$116,635	$594,608

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Small Cap Equity Fund, Small-Mid Cap Equity Fund and Equity Fund have adopted a Rule 12b-1 plan under which the Adviser Class of each Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized a fee of 0.25% of each Fund’s average daily net assets. For the year ended December 31, 2016, fees incurred by the Small Cap Equity Fund pursuant to the 12b-1 Plan were $11,060. The Adviser Class shares of the Equity Fund and the Small-Mid Cap Equity Fund have not yet commenced operations. The Funds have also adopted an Institutional Class Distribution Plan, under which each Fund may pay up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2016, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	1,612,765	$30,288,236	2,997,132	$72,867,416
Shares issued to shareholders in reinvestment of distributions	1,783,620	33,692,595	3,306,174	67,148,391
Shares redeemed	(17,051,055)	(342,725,953)	(12,636,846)	(305,284,952)
Redemption fee		1,460		6,506

Net decrease	(13,654,670)	$(278,743,662)	(6,333,540)	$(165,262,639)

Shares Outstanding:
Beginning of period	28,624,201		34,957,741

End of period	14,969,531		28,624,201

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	23,322	$430,731	37,553	$879,930
Shares issued to shareholders in reinvestment of distributions	21,149	376,656	58,116	1,125,135
Shares redeemed	(418,403)	(7,446,581)	(276,218)	(6,578,572)
Redemption fee		—		5

Net decrease	(373,932)	$(6,639,194)	(180,549)	$(4,573,502)

Shares Outstanding:
Beginning of period	454,162		634,711

End of period	80,230		454,162

Total Net Decrease		$(285,382,856)		$(169,836,141)

LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	824,429	$8,405,928	6,196,826	$77,641,362
Shares issued to shareholders in reinvestment of distributions	315,244	3,026,346	1,880,563	21,343,975
Shares redeemed	(28,784,437)	(284,328,924)	(10,664,162)	(132,842,460)
Redemption fee		300		247

Net decrease	(27,644,764)	$(272,896,350)	(2,586,773)	$(33,856,876)

Shares Outstanding:
Beginning of period	29,779,774		32,366,547

End of period	2,135,010		29,779,774

LKCM Equity Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	873,854	$19,663,219	1,221,990	$27,628,704
Shares issued to shareholders in reinvestment of distributions	764,353	17,205,579	344,143	7,485,106
Shares redeemed	(1,999,145)	(42,641,469)	(3,055,836)	(69,278,705)
Redemption fee		74		1,094

Net decrease	(360,938)	$(5,772,597)	(1,489,703)	$(34,163,801)

Shares Outstanding:
Beginning of period	13,140,555		14,630,258

End of period	12,779,617		13,140,555

LKCM Balanced Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	1,299,893	$26,392,805	412,913	$8,327,748
Shares issued to shareholders in reinvestment of distributions	139,950	2,865,400	64,253	1,273,898
Shares redeemed	(348,607)	(7,074,136)	(321,117)	(6,567,767)
Redemption fee		100		1,726

Net increase	1,091,236	$22,184,169	156,049	$3,035,605

Shares Outstanding:
Beginning of period	1,998,060		1,842,011

End of period	3,089,296		1,998,060

LKCM Fixed Income Fund
	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	3,283,450	$35,330,302	1,816,505	$19,700,563
Shares issued to shareholders in reinvestment of distributions	405,849	4,366,386	494,647	5,274,361
Shares redeemed	(1,350,992)	(14,546,657)	(3,952,618)	(42,364,956)
Redemption fee		—		15

Net increase (decrease)	2,338,307	$25,150,031	(1,641,466)	$(17,390,017)

Shares Outstanding:
Beginning of period	18,932,619		20,574,085

End of period	21,270,926		18,932,619

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2016 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$223,394,406	$—	$546,537,980
LKCM Small-Mid Cap Equity Fund	—	60,708,087	—	314,481,996
LKCM Equity Fund	—	42,052,280	—	71,782,600
LKCM Balanced Fund	—	27,042,668	—	7,645,594
LKCM Fixed Income Fund	64,109,398	71,768,007	37,858,363	81,314,918

E.    Tax Information:    At December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Cost of Investments	$214,048,200	$16,848,507	$189,405,728	$50,271,354	$221,182,343

Gross Unrealized Appreciation	$72,533,104	$3,806,137	$96,894,410	$12,699,038	$1,995,242
Gross Unrealized Depreciation	(1,133,474)	(216,603)	(2,156,671)	(613,049)	(1,867,537)

Net Unrealized Appreciation	$71,399,630	$3,589,534	$94,737,739	$12,085,989	$127,705

Undistributed Ordinary Income	376,242	—	11,279	3,994	38,821
Undistributed Long-Term Capital Gain	3,220,802	328,442	885,586	50,482	20,594

Total Distributable Earnings	$3,597,044	$328,442	$896,865	$54,476	$59,415

Total Accumulated Gains	$74,996,674	$3,917,976	$95,634,604	$12,140,465	$187,120

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnerships.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Funds currently have no unused capital loss carryforwards.

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$38,668,534	$272,438	$76,102,962
LKCM Small-Mid Cap Equity Fund	—	3,253,405	—	22,188,977
LKCM Equity Fund	2,355,272	15,387,855	2,565,253	5,278,655
LKCM Balanced Fund	477,045	2,493,726	355,959	957,923
LKCM Fixed Income Fund	4,624,444	54,877	5,204,601	614,170

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax years ended December 31, 2016 and 2015. The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2016 and 2015 in determining undistributed net capital gains as of December 31, 2016 and 2015.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2013 through December 31, 2016. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2016. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Recent Accounting Pronouncements:    In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

G.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2016 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

February 22, 2017

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2016

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	6	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	6	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	6	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	6	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Annual Report

December 31, 2016

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended December 31, 2016:

Fund	Inception Date	NAV @ 12/31/16	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/16	Five Year Average Annualized Return Ended 12/31/16	Ten Year Average Annualized Return Ended 12/31/16	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$15.40	1.00%	1.40%	9.52%	10.24%	5.61%	6.51%
S&P 500® Index(2)					11.96%	14.66%	6.95%	7.75%
Russell 1000® Value Index(3)					17.34%	14.80%	5.72%	7.14%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*	Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain a designated expense ratio through December 31, 2017. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the year ended December 31, 2016.
**	Expense ratios above are as of August 1, 2016, as reported in the Fund’s current prospectus, as supplemented, which have been restated to reflect current expenses. Effective August 1, 2016, the Fund’s contractual expense cap was reduced from 1.50% per annum to 1.00% per annum and the fees charged under Fund’s Rule 12b-1 fees decreased from 0.25% to 0.10%. Expense ratios reported for other periods in the financial highlights of this report for the Fund’s fiscal year ended December 31, 2016 may differ. The gross expense ratio represents what investors have paid as of the prospectus supplemented August 1, 2016.
***	The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As further described below, the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.
(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.
(2)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.
(3)	Prior to August 1, 2016, the Fund’s primary benchmark index was the Russell 1000® Value Index and its secondary benchmark index was the Lipper Large-Cap Value Funds Index. The Fund changed these indices to the S&P 500® Index and the Lipper Large-Cap Core Funds Index on August 1, 2016 because these indices better reflect the Fund’s principal investment strategies from that date.
(4)	The Russell 1000 Value® Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2016 Review

The behavior of the equity markets in 2016 was marked by three distinct phases. The S&P 500® Index began the year registering its worst 10-day start to a year on record and fell more than 10% through the closing low for the S&P 500® Index for the calendar year on February 11, 2016. Small capitalization stocks, as measured by the Russell 2000® Index, fared worse and experienced a bear market, falling by approximately 26% between June 23, 2015 and February 11, 2016. The price of oil settled below $27 per barrel earlier during the year, as investors seemed to anticipate that Iran’s return to the global market, in addition to Russia’s attempt to increase production, would push prices even lower. Equally daunting were weak economic reports, including retail sales, producer prices and industrial production, all which fell when reported in January. Equity markets rebounded smartly in the second half of February and through March as oil prices climbed above $40 per barrel and Federal Reserve chair Janet Yellen indicated she would “proceed cautiously,” helping alleviate concerns of a near-term interest rate hike.

Following a steep rollercoaster ride during the first quarter of 2016, the equity markets rose gradually into the summer months, although there was a pronounced change in market leadership beginning in July. The four sectors of the equity markets which performed the worst in the first half of the calendar year (Financials, Information Technology, Healthcare, and Consumer Discretionary) began to reverse trend as economic data improved and the interest rate on U.S. Treasury notes rose. By August, the volatility experienced during the first quarter of 2016 seemed distant as the S&P 500® Index registered 38 consecutive trading days without a 1% move, marking the narrowest such trading range since 1965.

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The third phase of the equity markets actually began the day prior to the presidential election on November 7, 2016 when the S&P 500® Index climbed 2.22% after declining each of the preceding nine trading days. Between the election and year-end, the equity markets rose as investors appeared to anticipate a more pro-growth, pro-business agenda with a renewed focus on fiscal policy. The S&P 500® Index rose approximately 4.64% from November 8, 2016 through the end of the year, for a total return of 11.96% for the S&P 500® Index for 2016.

U.S. government bond prices rose during the first half of the year due to lower interest rates in response to weak economic data. In addition, investors appeared to be buying U.S. government bonds for safety leading up to the June 23, 2016 Brexit vote. There was also speculation of forthcoming new easing measures from the European Central Bank and the Bank of Japan. The yield on the 10-Year U.S. Treasury note was pushed down to a record low of 1.36% on July 8, 2016. Benchmark government debt yields in the U.K., Germany, Switzerland, Denmark, France, and Sweden all recorded fresh historic lows. A combination of cyclical concerns, including soft demand for global goods and stagnant wages, and secular worries such as aging populations and high government debt levels, seemed to weigh on bond yields. Germany found buyers for new issues at a negative yield. However, the U.S. employment report for June showed 271,000 new jobs were created, a significant improvement over the 24,000 jobs created in May, which helped arrest the rise in U.S. government bond prices and their yields began to climb.

As we exit 2016, we may have witnessed the end of a nearly 35-year secular bull market in U.S. government bonds. The 10-Year U.S. Treasury note yielded 15.8% at the end of the third quarter of 1981 and declined to 1.45% at the conclusion of the second quarter of 2016. This declining rate trend culminated in spectacular scale during the 2008-2009 credit cycle which left interest rates near zero in its wake. We believe there will continue to be a cyclical bull markets in bonds; however, the 91% decline in interest rates over almost a 35-year period most likely will not soon be repeated. In recent years we have resisted the temptation to increase our holdings of bonds with relatively longer maturities in order to increase yields fractionally, and we continue to remain firm in that view.

2017 Outlook

We believe that most investors have a brighter view of financial market prospects for 2017 following the November elections that generated anticipation for a more pro-growth, pro-business administration and Congress. We believe these investors are not alone as the National Federation of Independent Business (NFIB) Index of Small Business Optimism registered its sharpest rise in November since April 2009.

We anticipate the U.S. economy will grow faster in 2017 with the pace dependent on the interplay of monetary policy tightening, the behavior of the U.S. dollar, and progress towards fiscal stimulus. The current business cycle is long-lived by historical standards as we believe it has exhibited mid-cycle behavior in almost slow motion. As 2017 unfolds, we would expect to see the U.S. economy begin to exhibit characteristics typical of a late stage business cycle. These hallmarks typically include tight labor conditions, rising inflation, and peak profit margins. Barring a policy error or an exogenous event, we believe it is inflation that typically is the catalyst that brings a business cycle to its end. In the near term, however, we believe the U.S. economy should not exhibit the level of inflationary pressure sufficient enough to warrant concern for a recession.

LKCM Aquinas Catholic Equity Fund

Effective July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund. At the time the reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. Upon consummation of the reorganizations, the cap on the net expense ratio of the LKCM Aquinas Catholic Equity Fund under an expense limitation agreement with Luther King Capital Management Corporation was lowered from 1.50% per annum to 1.00% per annum, and the Rule 12b-1 distribution fee rate payable by the LKCM Aquinas Catholic Equity Fund was reduced from 0.25% per annum to 0.10% per annum. The gross expense ratio represents what investors have paid as of the prospectus supplemented August 1, 2016.

The LKCM Aquinas Catholic Equity Fund advanced 9.52% for the year ended December 31, 2016 compared to the 11.96% return for the S&P 500® Index. During the year, the Fund’s relative performance benefited from sector allocation decisions, which was offset by stock selection. The Fund’s overweight position in the Materials sector benefited the Fund’s performance relative to the benchmark as did the Fund’s underweight positions in the Healthcare and Real Estate (REITs) sectors. The Fund’s overweight position in the Consumer Discretionary sector and underweight positions in the Telecommunications and Utilities sectors detracted from the Fund’s performance relative to the benchmark during the year. Much of the Fund’s underperformance related to the Telecommunications and Utilities sectors was offset during the last quarter of 2016 as the U.S. economy improved and interest rates rose. Stock selection in the Materials and Financials sectors was additive to the Fund’s relative performance while stock selection in the Information Technology and Consumer Discretionary sectors detracted from the Fund’s relative performance during the year.

Entering 2017, we believe the Fund is well positioned with a strong emphasis on companies we believe have financial flexibility due to solid balance sheets and reasonable valuations relative to their anticipated earnings growth rates. We believe this should provide an opportunity to add value for the Fund and its shareholders this year. We intend to emphasize companies that pay a full tax rate and have a

3

domestic focus given our belief that the U.S. economy should grow at a faster rate as the year progresses. We also anticipate that we will continue to focus on companies and management teams that have regularly raised dividends or are buying back their outstanding shares.

J. Luther King, Jr., CFA, CIC

February 3, 2017

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 8-9 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earnings growth is not a measure of future performance.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange. Depending on the entity issuing the bond, it may or may or may not afford additional protections to the investor, such as a guarantee of return of principal by a government or bond insurance company. There is typically no guarantee of any kind associated with the purchase of an individual stock. Bonds are often owned by individuals interested in current income while stocks are generally owned by individuals seeking price appreciation with income a secondary concern. The tax treatment of returns of bonds and stocks also differs given differential tax treatment of income versus capital gain.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

4

PERFORMANCE:

The following information illustrates the historical performance of LKCM Aquinas Catholic Equity Fund as of December 31, 2016 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369.

An index is an unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

Prior to August 1, 2016, the Fund’s primary benchmark index was the Russell 1000® Value Index and its secondary benchmark index was the Lipper Large-Cap Value Funds Index. The Fund changed these indices to the S&P 500® Index and the Lipper Large-Cap Core Funds Index on August 1, 2016 because these indices better reflect the Fund’s principal investment strategies from that date.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2016)(1)

	Past 1 Year	Past 5 Years(2)	Past 10 Years(2)	Since Inception(2)(3)
LKCM Aquinas Catholic Equity Fund	9.52%	10.24%	5.61%	6.51%
S&P 500® Index	11.96%	14.66%	6.95%	7.75%
Lipper Large-Cap Core Funds Index	12.28%	13.55%	6.24%	7.19%
Russell 1000® Value Index	17.34%	14.80%	5.72%	7.14%
Lipper Large-Cap Value Funds Index	16.37%	13.95%	5.53%	6.86%
(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.
(2)	Annualized.
(3)	The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As stated above, the LKCM Aquinas Growth Fund and LKCM Aquinas Small-Cap Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the Equity Fund. The performance shown prior to August 1, 2016, is that of the LKCM Aquinas Value Fund.

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A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS CATHOLIC EQUITY FUND

(for the ten years ended December 31, 2016)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large cap core mutual funds tracked by Lipper, Inc.

The Russell 1000® Value Index is an unmanaged index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index is an index of large cap value mutual funds tracked by Lipper, Inc.

6

LKCM Aquinas Catholic Equity Fund Expense Example — December 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/16 - 12/31/16).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period* 7/1/16 – 12/31/16
Actual	$1,000.00	$1,080.20	$5.49
Hypothetical (5% return before expense)	$1,000.00	$1,019.86	$5.33

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.05% (Note B), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Effective August 1, 2016, Luther King Capital Management, the Fund’s investment adviser, contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% per annum of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% to 0.10% per annum as of August 1, 2016.

7

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — December 31, 2016

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

8

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2016

COMMON STOCKS - 99.9%	Shares	Value
Aerospace & Defense - 3.1%
Honeywell International Inc.	16,975	$1,966,554

Auto Components - 2.0%
The Goodyear Tire & Rubber Company	40,000	1,234,800

Banks - 10.5%
Comerica Incorporated	22,500	1,532,475
Cullen/Frost Bankers, Inc.	15,000	1,323,450
SunTrust Banks, Inc.	33,000	1,810,050
Zions Bancorporation	46,000	1,979,840

		6,645,815

Beverages - 1.8%
PepsiCo, Inc.	11,000	1,150,930

Biotechnology - 0.8%
Amgen Inc.	3,275	478,838

Building Products - 1.0%
Masco Corporation	20,000	632,400

Chemicals - 1.7%
Ecolab Inc.	6,000	703,320
FMC Corporation	6,000	339,360

		1,042,680

Commercial Services & Supplies - 1.9%
Copart, Inc. (a)	18,270	1,012,341
Healthcare Services Group, Inc.	4,150	162,555

		1,174,896

Computers & Peripherals - 1.9%
Apple Inc.	10,500	1,216,110

Construction Materials - 2.3%
Martin Marietta Materials, Inc.	6,500	1,439,945

Containers & Packaging - 0.5%
Ball Corporation	4,250	319,048

Diversified Telecommunication Services - 1.1%
AT&T Inc.	8,250	350,872
Verizon Communications Inc.	6,500	346,970

		697,842

Electrical Equipment & Instruments - 3.2%
Roper Technologies, Inc.	11,000	2,013,880

Electronic Equipment & Instruments - 2.2%
National Instruments Corporation	18,000	554,760
Trimble Navigation Limited (a)	27,000	814,050

		1,368,810

Energy Equipment & Services - 1.7%
Schlumberger Limited (b)	12,400	1,040,980

Food & Drug Retailing - 2.2%
CVS Health Corporation	17,500	1,380,925

Food Products - 3.1%
The Kraft Heinz Company	9,700	847,004
Mondelez International Inc. - Class A	25,000	1,108,250

		1,955,254

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 5.0%
DENTSPLY SIRONA Inc.	20,000	$1,154,600
Medtronic, PLC (b)	18,200	1,296,386
VWR Corporation (a)	27,500	688,325

		3,139,311

Household Durables - 2.2%
Whirlpool Corporation	7,500	1,363,275

Household Products - 1.2%
Colgate-Palmolive Company	12,000	785,280

Insurance - 5.5%
MetLife, Inc.	32,500	1,751,425
Prudential Financial, Inc.	16,700	1,737,802

		3,489,227

Internet Catalog & Retail - 1.8%
Amazon.com, Inc. (a)	1,500	1,124,805

Internet Software & Services - 10.9%
Akamai Technologies, Inc. (a)	35,000	2,333,800
Alphabet, Inc. - Class A (a)	2,200	1,743,390
Alphabet, Inc. - Class C (a)	802	619,000
Facebook, Inc. - Class A (a)	9,000	1,035,450
Sabre Corporation	45,000	1,122,750

		6,854,390

IT Consulting & Services - 4.2%
Alliance Data Systems Corporation	3,300	754,050
PayPal Holdings, Inc. (a)	47,500	1,874,825

		2,628,875

Machinery - 2.7%
Barnes Group Inc.	30,000	1,422,600
Illinois Tool Works Inc.	2,500	306,150

		1,728,750

Media - 1.4%
Viacom Inc. - Class B	25,000	877,500

Multiline Retail - 2.0%
Burlington Stores, Inc. (a)	1,615	136,871
Dollar Tree, Inc. (a)	10,000	771,800
Kohl’s Corporation	7,500	370,350

		1,279,021

Oil & Gas & Consumable Fuels - 6.2%
Cabot Oil & Gas Corporation	40,000	934,400
Chevron Corporation	7,000	823,900
EOG Resources, Inc.	13,000	1,314,300
Exxon Mobil Corporation	4,000	361,040
Gulfport Energy Corporation (a)	22,510	487,116

		3,920,756

Pharmaceuticals - 1.1%
Zoetis Inc	13,500	722,655

Professional Services - 1.4%
Verisk Analytics, Inc. (a)	11,000	892,870

The accompanying notes are an integral part of these financial statements.

9

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2016

COMMON STOCKS	Shares	Value
Real Estate Investment Trusts - 0.8%
American Tower Corporation	5,000	$528,400

Software - 3.5%
Adobe Systems Incorporated (a)	13,000	1,338,350
Microsoft Corporation	13,625	846,658

		2,185,008

Specialty Retail - 7.8%
The Home Depot, Inc.	12,100	1,622,368
O’Reilly Automotive, Inc. (a)	1,500	417,615
Party City Holdco Inc. (a)	55,000	781,000
Tiffany & Co.	12,000	929,160
Tractor Supply Company	5,000	379,050
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	3,000	764,820

		4,894,013

Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc. - Class B	12,000	609,960

Thrifts & Mortgage Finance - 0.2%
Home BancShares Inc.	5,390	149,680

TOTAL COMMON STOCKS
(Cost $38,668,889)		62,933,483

SHORT-TERM INVESTMENT - 0.2%
Money Market Fund - 0.2%
Invesco Short-Term Investments Trust -Government & Agency Portfolio -Institutional Shares, 0.43% (c)	141,247	141,247

TOTAL SHORT-TERM INVESTMENT
(Cost $141,247)		141,247

Total Investments - 100.1%
(Cost $38,810,136)		63,074,730
Liabilities in Excess of Other Assets - (0.1)%		(77,477)

TOTAL NET ASSETS - 100.0%		$62,997,253

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$63,074,730
Receivable for Fund shares sold	26,260
Dividends and interest receivable	55,343
Other assets	11,975

Total assets	63,168,308

Liabilities:
Payable for investment advisory fees (Note B)	66,274
Payable for distribution expense (Note B)	28,550
Payable for Fund shares redeemed	22,321
Payable for accounting and transfer agent fees and expenses	18,358
Payable for reports to shareholders	10,267
Payable for administrative fees	10,148
Payable for professional expense	9,862
Accrued expenses and other liabilities	5,275

Total liabilities	171,055

Net Assets	$62,997,253

Net Assets Consist of:
Paid in capital	$38,482,313
Accumulated net investment income	4,480
Accumulated net realized gain on investments	245,866
Net unrealized appreciation on investments	24,264,594

Net Assets	$62,997,253

Net Assets	$62,997,253
Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	4,089,462
Net asset value per share (offering and redemption price)	$15.40

* Cost of Investments	$38,810,136

The accompanying notes are an integral part of these financial statements.

11

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$758,800
Interest	2,252

Total income	761,052

Expenses:
Investment advisory fees (Note B)	454,331
Distribution expense (Note B)	84,910
Accounting and transfer agent fees and expenses	111,352
Administrative fees	51,741
Reports to shareholders	44,395
Federal and state registration	29,320
Professional fees	19,028
Custody fees and expenses	13,540
Trustees’ fees	9,842
Other	15,884

Total expenses	834,343
Less, expense waiver and/or reimbursement (Note B)	(214,767)

Net expenses	619,576

Net investment income	141,476

Realized and Unrealized Gain on Investments:
Net realized gain on investments	6,453,107
Net change in unrealized appreciation/depreciation on investments	(2,295,797)

Net Realized and Unrealized Gain on Investments	4,157,310

Net Increase in Net Assets Resulting from Operations	$4,298,786

The accompanying notes are an integral part of these financial statements.

12

STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$141,476	$95,913
Net realized gain on investments	6,453,107	2,840,203
Net change in unrealized appreciation/depreciation on investments	(2,295,797)	(4,331,225)

Net increase (decrease) in net assets resulting from operations	4,298,786	(1,395,109)

Dividends and Distributions to Shareholders:
Net investment income	(143,116)	(100,679)
Net realized gain on investments	(4,515,471)	(3,123,858)

	(4,658,587)	(3,224,537)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	18,489,064	(3,164,344)

Total increase (decrease) in net assets	18,129,263	(7,783,990)

Net Assets:
Beginning of period	44,867,990	52,651,980

End of period*	$62,997,253	$44,867,990

* Including accumulated net investment income of	$4,480	$6,270

The accompanying notes are an integral part of these financial statements.

13

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2016 (1)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Asset Value – Beginning of Period	$15.17	$16.87	$17.99	$14.18	$12.72

Net investment income	0.04	0.03	0.17 (2)	0.04 (3)	0.07 (3)
Net realized and unrealized gain (loss) on investments	1.41	(0.56)	0.34	4.72	1.46

Total from investment operations	1.45	(0.53)	0.51	4.76	1.53

Dividends from net investment income	(0.04)	(0.04)	(0.19)	(0.04)	(0.07)
Distributions from net realized gains	(1.18)	(1.13)	(1.44)	(0.91)	—

Total dividends and distributions	(1.22)	(1.17)	(1.63)	(0.95)	(0.07)

Net Asset Value – End of Period	$15.40	$15.17	$16.87	$17.99	$14.18

Total Return	9.52%	-3.28%	2.73%	33.60%	12.01%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$62,997	$44,868	$52,652	$59,061	$46,902
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.66%	1.55%	1.49%	1.52%	1.54%
After expense waiver and/or reimbursement(4)	1.23%	1.50%	1.49%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.15)%	0.14%	0.95%	0.21%	0.44%
After expense waiver and/or reimbursement(4)	0.28%	0.19%	0.95%	0.23%	0.48%
Portfolio turnover rate	18%	11%	23%	9%	28%

(1)	Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations, See Note F.
(2)	Net investment loss per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Net investment income per share is calculated using the ending balance of accumulated net investment income prior to considerations of adjustments for permanent book and tax differences.
(4)	Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

14

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consisted of six diversified series as of December 31, 2016, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. As discussed in Note F below, effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

15

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.
Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2016, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$62,933,483	$—	$—	$62,933,483
Money Market Fund	141,247	—	—	141,247

Total Investments*	$63,074,730	$—	$—	$63,074,730

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Aquinas Catholic Equity Fund generally intends to pay dividends and distribute net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

16

Accordingly, at December 31, 2016, reclassifications were recorded as follows for the Fund:

Accumulated net investment loss	$ (150)
Accumulated net realized loss	(1,492,174)
Paid in capital	1,492,324

10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through December 31, 2017 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2016, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses*	1.00%
Fees Waived and/or Expenses Reimbursed in 2016	$214,767

*	Effective August 1, 2016, the Adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% per annum of the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Trust has adopted a Rule 12b-1 plan for the LKCM Aquinas Catholic Equity Fund, under which the Fund may pay up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the year ended December 31, 2016, fees incurred by the Fund pursuant to the 12b-1 Plan were $84,910.

C.    Fund Shares:    At December 31, 2016, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	351,526	$5,532,178	565,895	$9,525,123
Proceeds from reorganization	2,009,091	32,242,631	—	—
Shares issued to shareholders in reinvestment of distributions	276,810	4,282,251	191,725	2,958,315
Shares redeemed	(1,505,175)	(23,568,183)	(921,665)	(15,647,910)
Redemption fee		187		128

Net increase (decrease)	1,132,252	$18,489,064	(164,045)	$(3,164,344)

Shares Outstanding:
Beginning of period	2,957,210		3,121,255

End of period	4,089,462		2,957,210

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the year ended December 31, 2016 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$9,377,480	$—	$25,222,669

17

E.    Tax Information:    At December 31, 2016, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Cost of Investments	$38,810,136

Gross Unrealized Appreciation	$24,694,485
Gross Unrealized Depreciation	(429,891)

Net Unrealized Appreciation	$24,264,594

Undistributed Ordinary Income	$4,480
Undistributed Long-Term Capital Gain	245,866

Total Distributable Earnings	$250,346

Total Accumulated Gains	$24,514,940

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. The Fund currently has no unused capital loss carryforwards.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Year Ended December 31, 2016		Year Ended December 31, 2015
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$256,303	$4,402,284	$100,679	$3,123,858

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax years ended December 31, 2016 and 2015. The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2016 and 2015 in determining undistributed net capital gains as of December 31, 2016.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2013 through December 31, 2016. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2016. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Reorganization of the LKCM Aquinas Funds:    Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund (collectively, the “Acquired Funds”) were reorganized into the LKCM Aquinas Value Fund (“Acquiring Fund”) pursuant to the Plan of Reorganization and Dissolution (“Plan”). Each Acquired Fund transferred all of its respective assets and liabilities to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having a net asset value equal to such Acquiring Fund’s net asset value on the closing date of the Reorganizations and the Acquiring Fund’s assumption of all the liabilities of such Acquired Fund, following which such Acquired Fund distributed such shares of the Acquiring Fund pro rata to its shareholders and dissolved. The Reorganizations were accomplished by tax-free exchange as detailed below:

	Status	Shares outstanding	Net Assets	Net asset value per share
LKCM Aquinas Small Cap Fund	Acquired Fund	1,015,601	$6,404,562	$6.31
LKCM Aquinas Growth Fund	Acquired Fund	1,649,605	$25,838,069	$15.66
LKCM Aquinas Value Fund	Acquiring Fund	2,364,109	$37,940,059	$16.05
LKCM Aquinas Value Fund	Post Merger	4,373,199	$70,182,691	$16.05

Components of net assets acquired on July 29, 2016	LKCM Aquinas Small Cap Fund	LKCM Aquinas Growth Fund	Total
Paid in capital	$5,217,989	$16,823,552	$22,041,541
Accumulated net investment loss	(20,123)	(35,466)	(55,589)
Accumulated net realized gain on investments	2,118	137,526	139,644
Net unrealized appreciation on investments	1,204,578	8,912,457	10,117,035

Total net assets	$6,404,562	$25,838,069	$32,242,631

18

Had the acquisition been completed on January 1, 2016 the beginning of the annual reporting period for the Acquired and Acquiring Funds, the pro forma results of operations for the year ended December 31, 2016 would have been as follows:

Pro forma components of net assets resulting from operations for the year ended December 31, 2016
Net investment income	$167,388
Net realized gain on investments	8,964,261
Net unrealized appreciation/depreciation on investments	(3,330,764)

Net assets resulting from operations	$5,800,885

Upon consummation of the Reorganizations contemplated by the Plan, the Acquiring Fund changed its name to the LKCM Aquinas Catholic Equity Fund and the Acquiring Fund’s investment strategies and operating expenses, including its expense limitation agreement, changed to the investment strategies and operating expenses, including expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund.

Since the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the income, expenses and changes in net assets of each Acquired Fund included in the Acquiring Fund’s Statement of Operations since July 29, 2016.

G.    Recent Accounting Pronouncements:    In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

H.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2016 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of LKCM Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LKCM Aquinas Catholic Equity Fund (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LKCM Aquinas Catholic Equity Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

February 22, 2017

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LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2016

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund is required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-423-6369. You can also review and copy the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

Results of Special Meeting of Shareholders:    At a Special Meeting of Shareholders of the LKCM Aquinas Small Cap Fund (“Small Cap Fund”) and LKCM Aquinas Growth Fund (“Growth Fund”) held on July 20, 2016, shareholders approved the following proposals:

To approve the Plan of Reorganization and Dissolution under which (a) the LKCM Aquinas Value Fund (“Value Fund”) would acquire all of the assets and liabilities of the Small Cap Fund and the Growth Fund in exchange solely for shares of the Value Fund and (b) the Trust would distribute such shares of the Value Fund, pro rata, to Small Cap Fund and Growth Fund shareholders in liquidation of the Small Cap Fund and Growth Fund.

Fund	Shares Outstanding on Record Date	For	Against	Abstain
LKCM Aquinas Small Cap Fund	1,070,288	593,419	7,051	17,685
LKCM Aquinas Growth Fund	1,528,583	823,941	20,549	36,060

No broker non-votes were cast.

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Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	6	AZZ Incorporated
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	6	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	6	Red Robin Gourmet Burgers, Inc.
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	6	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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Information about the Fund’s Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

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LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the policies and procedures we have implemented to protect the privacy of your nonpublic personal information as well as the sources through which we may obtain nonpublic personal information about you.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to outside firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC	H. Kirk Downey	Larry J. Lockwood
Trustee, President and Chief Executive Officer	Chairman of the Board	Trustee

Paul W. Greenwell	Richard J. Howell	Richard Lenart
Vice President	Trustee	Secretary & Treasurer

Steven R. Purvis, CFA	Earle A. Shields, Jr.	Jacob D. Smith
Trustee, Vice President	Trustee	Chief Financial Officer
Chief Compliance Officer
Investment Adviser
Luther King Capital Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 E. Wells St., Suite 1400
Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$130,300	$146,700
Audit-Related Fees	$14,600	$0
Tax Fees	$33,120	$34,550
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (including any entity controlling, controlled by, or under common control with the adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$33,120	$34,550
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date    3-1-2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Luther King, Jr.
J. Luther King, Jr., President

Date    3-1-2017

By (Signature and Title)	/s/ Jacob D. Smith
Jacob D. Smith, Chief Financial Officer

Date    3-1-2017

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